   Driehaus Mutual Funds

   Trustees & Officers

   Richard H. Driehaus
   Chairman of the Board & President
   Francis J. Harmon
   Trustee
   Robert F. Moyer
   Senior Vice President & Trustee
   A.R. Umans
   Trustee
   Daniel Zemanek
   Trustee
   William R. Andersen
   Vice President
   Diane L. Wallace
   Vice President & Treasurer
   Mary H. Weiss
   Vice President & Secretary
   Dusko Culafic
   Assistant Treasurer
   Jennifer L. Billingsley
   Assistant Secretary

   Investment Advisor
   Driehaus Capital Management, Inc.
   25 East Erie Street
   Chicago, IL 60611

   Distributor
   Driehaus Securities Corporation
   25 East Erie Street
   Chicago, IL 60611

   Administrator & Transfer Agent
   PFPC Inc.
   103 Bellevue Parkway
   Wilmington, DE 19809

   Custodian
   The Chase Manhattan Bank
   3 Chase MetroTech Center
   Brooklyn, NY 11245
                                              SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                                                   JUNE 30, 2001

                          [DRIEHAUS MUTUAL FUNDS LOGO]

DRIEHAUS INTERNATIONAL GROWTH FUND

DRIEHAUS INTERNATIONAL DISCOVERY FUND

DRIEHAUS EUROPEAN OPPORTUNITY FUND

DRIEHAUS ASIA PACIFIC GROWTH FUND

DRIEHAUS EMERGING MARKETS GROWTH FUND

                             Distributed by:
                     DRIEHAUS SECURITIES CORPORATION

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds' prospectus.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Driehaus International Growth Fund
           Portfolio Managers' Letter.......................    1
           Schedule of Investments..........................    4
Driehaus International Discovery Fund
           Portfolio Managers' Letter.......................   11
           Schedule of Investments..........................   14
Driehaus European Opportunity Fund
           Portfolio Manager's Letter.......................   22
           Schedule of Investments..........................   24
Driehaus Asia Pacific Growth Fund
           Portfolio Manager's Letter.......................   31
           Schedule of Investments..........................   34
Driehaus Emerging Markets Growth Fund
           Portfolio Manager's Letter.......................   41
           Schedule of Investments..........................   44
Each Fund section includes:
           Schedule of Investments by Industry
           Statement of Assets and Liabilities
           Statement of Operations
           Statement of Changes in Net Assets
           Financial Highlights
Notes to Financial Statements...............................   52

                                              SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                                                   JUNE 30, 2001

    Investment Philosophy:
    The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in our judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds' share prices are expected to be more volatile than that of U.S.-only funds. In addition, the Funds' returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

    DRIEHAUS INTERNATIONAL GROWTH FUND

    DRIEHAUS INTERNATIONAL DISCOVERY FUND

    DRIEHAUS EUROPEAN OPPORTUNITY FUND

    DRIEHAUS ASIA PACIFIC GROWTH FUND

    DRIEHAUS EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------
        DRIEHAUS INTERNATIONAL GROWTH FUND - PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the six months ended June 30, 2001, the Driehaus International Growth Fund returned -24.26%. This compares with a return of -14.61% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE(R)) Index and -12.53% for the Lipper International Fund Index for the same period.

    Since the fund's inception on July 1, 1990 through June 30, 2001, the Driehaus International Growth Fund posted an annualized return of 11.92%, compared with 4.61% for the MSCI EAFE(R) Index and 6.50% for the Lipper International Fund Index over the same time.(1)

    Marked by persistent market volatility and violent sector rotation, the first half of 2001 continued to present a difficult environment for our growth-oriented investment style. From a market perspective, the most significant factor in the fund's performance during this period was the substantial underperformance of growth stocks relative to value stocks. For the first half of 2001, growth stocks in the MSCI EAFE(R) Index posted a loss of 18.64%, while the index's value component returned a loss of 10.73%.

    By the second quarter of 2001, it had become clear that the economic downturn that began in the U.S. was affecting Europe and, in fact, might turn out to be more pronounced there. Estimated growth rates for Europe in 2001-2002 have been cut dramatically, and earnings growth rates across the region have also been ratcheted downward. Even more significant, perhaps, has been the lack of action intended to stem the slowdown in the European economies. In contrast to the U.S., where the Federal Reserve undertook an aggressive program of rate-cutting to stimulate the U.S. economy, interest rates in Europe were reduced by just 25 basis points during the first half of 2001.

    During this time, we maintained an underweight position in Europe relative to the MSCI EAFE(R) Index, while focusing on sectors that we believe should perform relatively well in a difficult economy. These included less economically sensitive sectors such as financial services, healthcare, and consumer services. Our heaviest country weighting in this region remained the UK, where the economy looks somewhat stronger due to its close links with the economic cycle in the U.S.

    Turning to Japan, our second largest country weighting, the outlook does not look very promising, and we have remained underweight relative to the index, even trimming our exposure slightly over the past six months. After a period of slow growth over the past year or so, the Japanese economy decelerated considerably in the second quarter of 2001 and could be headed into another recession. As in Europe, our focus in Japan remained on companies that are less sensitive to the economic cycle.

    On the positive side, we believe the current outlook in emerging markets is somewhat brighter than in the more mature markets. First, a number of emerging markets are closely tied to the U.S. economic cycle, and it's possible, though far from certain, that the U.S. may be the first major economy to pull out of the current slowdown. We would put Mexico and South Korea in this category. Second, the Chinese economy is showing very robust growth this year, and we have found a number of interesting companies in China and Hong Kong with prospects that we believe are somewhat independent of the global economic cycle. Overall, our emphasis in these markets has been on old economy companies, with holdings in the auto, banking, and real estate areas. While these may not sound as exciting as new economy ventures, we have been successful in finding fast-growing dynamic companies that fit our investment philosophy in these groups.

    Globally, we cut our weighting in technology from 12.5% as of January 1, 2001, to 6.4% at the end of June, while our energy exposure was reduced from 11.3% to 8.6%. The slowdown in technology industries has been the most rapid of any part of the economy, and -- although there have been a few false starts -- we have yet to see any clear signs of a turnaround. While we expect to continue to find selected opportunities in technology going forward, it does not appear at this point that technology will be the sector that leads the market recovery.

    To sum up, our focus in mature markets is on defensive growth companies, given the slowdown in the economies of these countries. In emerging markets, meanwhile, we have concentrated on cyclical growth, as economies such as China continue to grow and companies in countries such as Mexico and South Korea are poised to benefit from the eventual upturn in economic growth in the U.S. While the market environment remains extremely challenging and we are disappointed with the fund's results for the first half, we continue to find growth opportunities that we believe have strong potential, even in the weaker economies.

Sincerely,

                                               /s/ Svein Backer
/s/ William R. Andersen                        Svein Backer
William R. Andersen                            Assistant Portfolio Manager
Portfolio Manager                              August 20, 2001
August 20, 2001

---------------

(1) The Driehaus International Growth Fund performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the fund's predecessor, for the periods before the fund's registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objectives, policies, and philosophies as are currently followed by the Driehaus International Growth Fund, successor to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect estimated expenses of the fund.

                       DRIEHAUS INTERNATIONAL GROWTH FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/01
--------------------------------------------------------------------------------

                                          DRIEHAUS INTERNATIONAL        MSCI                 LIPPER
                                               GROWTH FUND             EAFE(R)         INTERNATIONAL FUND
                                                 (DRIGX)                INDEX                INDEX
                                          ----------------------       -------         ------------------
  One Year                                       -43.86%               -23.60%              -22.21%
  Three Years                                     -5.16%                -1.24%                0.01%
  Five Years                                       5.11%                 2.89%                5.52%
  Ten Years                                       12.57%                 6.38%                8.36%
  Since Inception (7/1/90 -- 6/30/01)             11.92%                 4.61%                6.50%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE GRAPH]

                                                                                                        Lipper International Fund
                                                          DRIGX                MSCI EAFE(R) INDEX                 INDEX
                                                          -----                ------------------       -------------------------
Jul 1990                                                100000.00                   100000.00                   100000.00
                                                         86601.00                    78801.00                    81729.00
Dec 1990                                                 89755.00                    87099.00                    85405.00
                                                        102746.00                    93573.00                    91999.00
                                                        105643.00                    88467.00                    89596.00
                                                        105259.00                    96051.00                    95356.00
Dec 1991                                                109228.00                    97661.00                    96654.00
                                                        117111.00                    86071.00                    94687.00
                                                        126030.00                    87891.00                    98947.00
                                                        118282.00                    89216.00                    93676.00
Dec 1992                                                118606.00                    85773.00                    92514.00
                                                        135240.00                    96054.00                   100444.00
                                                        142834.00                   105716.00                   105962.00
                                                        163373.00                   112727.00                   116121.00
Dec 1993                                                206030.00                   113701.00                   128763.00
                                                        175484.00                   117676.00                   127382.00
                                                        170382.00                   123688.00                   128499.00
                                                        190949.00                   123808.00                   133501.00
Dec 1994                                                177981.00                   122545.00                   127815.00
                                                        169343.00                   124827.00                   124638.00
                                                        186111.00                   125734.00                   130987.00
                                                        207588.00                   130976.00                   138125.00
Dec 1995                                                210166.00                   136279.00                   140625.00
                                                        239371.00                   140217.00                   146824.00
                                                        268940.00                   142436.00                   152817.00
                                                        253440.00                   142257.00                   152934.00
Dec 1996                                                261596.00                   144520.00                   160915.00
                                                        270985.00                   142257.00                   164901.00
                                                        307522.00                   160718.00                   183358.00
                                                        320208.00                   159586.00                   186871.00
Dec 1997                                                299239.00                   147090.00                   172578.00
                                                        368797.00                   168726.00                   198181.00
                                                        404569.00                   170518.00                   199863.00
                                                        327062.00                   146280.00                   168329.00
Dec 1998                                                344570.00                   176503.00                   194428.00
                                                        353222.00                   178958.00                   196919.00
                                                        388723.00                   183506.00                   207850.00
                                                        411993.00                   191559.00                   214857.00
Dec 1999                                                685472.00                   224096.00                   267988.00
                                                        709479.00                   223860.00                   269645.00
                                                        614752.00                   214992.00                   256972.00
                                                        547599.00                   197649.00                   238114.00
Dec 2000                                                455658.00                   192346.00                   228544.00
                                                        360904.00                   165932.00                   198730.00
Jun 2001                                                345111.00                   164246.00                   199900.00

    The Driehaus International Growth Fund (the "Fund" or "DRIGX") performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect the expenses of the Fund.

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $100,000 investment in the Fund since July 1, 1990, (the date of the Partnership's inception), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE(R)) Index with dividends reinvested and the Lipper International Fund Index with dividends reinvested for the same period.

    The MSCI EAFE(R) Index is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper International Fund Index is an equally weighted managed index of the 30 largest qualifying international funds that invest in securities with primary trading markets outside of the United States. Data is in U.S. dollars.
Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 88.7%
----------------------------------------------------------
EUROPE -- 50.1%
  UNITED KINGDOM -- 18.7%
    AstraZeneca PLC -- ADR......     41,918   $  1,959,667
    Barclays PLC................     85,730      2,628,459
    BHP Billiton PLC............    120,080        598,263
    CGNU PLC....................     77,730      1,074,618
    Diageo PLC..................    185,145      2,031,040
    Dimension Data Holdings
      PLC**.....................     95,415        362,320
    GlaxoSmithKline PLC.........    141,306      3,974,683
    Halifax Group PLC...........    492,755      5,696,587
    International Power PLC**...    862,610      3,636,517
    Lloyds TSB Group PLC........    360,545      3,607,832
    Next PLC....................    135,325      1,769,999
    Rank Group PLC..............    908,605      2,849,653
    Reckitt Benckiser PLC.......    176,455      2,543,723
    Rio Tinto PLC...............     53,098        942,431
    Royal & Sun Alliance
      Insurance Group PLC.......    136,500      1,027,066
    Royal Bank of Scotland Group
      PLC.......................    117,800      2,596,129
    Signet Group PLC............    372,255        456,791
                                              ------------
                                                37,755,778
                                              ------------
  FRANCE -- 12.7%
    Aventis SA..................     37,455      2,990,084
    BNP Paribas SA..............     39,523      3,439,576
    LVMH Moet Hennessy Louis
      Vuitton...................     27,222      1,371,194
    Orange SA**.................    443,655      3,605,608
    PSA Peugeot Citroen**.......      2,920        792,764
    Sanofi-Synthelabo SA........     60,570      3,973,938
    Suez SA.....................     66,020      2,123,836
    Total Fina Elf SA...........     37,850      5,299,845
    Vivendi Universal SA........     33,715      1,965,119
                                              ------------
                                                25,561,964
                                              ------------
  NETHERLANDS -- 5.8%
    ASML Holding NV**...........     59,640      1,337,462
    ASML Holding NV -- ADR**....     38,490        856,403
    Koninklijke Ahold NV........    120,043      3,760,109
    Koninklijke Numico NV.......     57,975      2,224,786
    Royal Dutch Petroleum
      Co. -- ADR................     59,500      3,467,065
                                              ------------
                                                11,645,825
                                              ------------
  GERMANY -- 3.6%
    Allianz AG..................     12,800      3,756,866
    Deutsche Bank AG............     17,300      1,236,091
    SAP AG......................     16,000      2,206,495
                                              ------------
                                                 7,199,452
                                              ------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
  IRELAND -- 2.4%
    Bank of Ireland.............     99,030   $    983,392
    CRH PLC.....................     72,825      1,233,026
    Elan Corp. PLC -- ADR**.....     44,500      2,714,500
                                              ------------
                                                 4,930,918
                                              ------------
  BELGIUM -- 2.0%
    Delhaize Le Lion SA.........     41,525      2,455,489
    Fortis-B....................     73,572      1,775,086
                                              ------------
                                                 4,230,575
                                              ------------
  SWITZERLAND -- 2.0%
    Serono SA...................      2,513      2,492,936
    UBS AG......................     10,615      1,520,774
                                              ------------
                                                 4,013,710
                                              ------------
  DENMARK -- 1.0%
    Novo Nordisk AS-B...........     45,150      1,997,261
                                              ------------
  ITALY -- 1.0%
    ENI SpA.....................    159,400      1,943,178
                                              ------------
  RUSSIA -- 0.9%
    LUKOIL -- ADR...............     38,200      1,832,270
    Novosibirsk Region
      Electrosvyaz**............     32,400         68,040
                                              ------------
                                                 1,900,310
                                              ------------
    Total Europe................               101,178,971
                                              ------------
FAR EAST -- 26.3%
  JAPAN -- 12.7%
    Acom Co., Ltd. .............     37,400      3,301,705
    Canon, Inc. ................     26,000      1,050,711
    Fast Retailing Co., Ltd. ...      4,800        835,180
    Ito-Yokado Co., Ltd. .......     32,000      1,475,357
    Konami Co., Ltd. ...........     64,200      2,929,049
    Nichii Gakkan Co. ..........          5            227
    Nintendo Co., Ltd. .........     23,100      4,204,526
    Nomura Securities Co.,
      Ltd. .....................     70,000      1,341,452
    Promise Co., Ltd. ..........     50,000      4,121,378
    Ricoh Co., Ltd. ............    183,000      3,947,141
    Sony Corp. .................     28,000      1,840,989
    Takuma Co., Ltd. ...........     57,000        571,300
                                              ------------
                                                25,619,015
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
  SOUTH KOREA -- 5.9%
    Hyundai Mobis...............    165,200   $  1,778,456
    Hyundai Motor Co., Ltd. ....    188,360      4,099,021
    Pohang Iron & Steel Co.,
      Ltd. -- ADR...............    112,925      2,226,881
    Samsung Electronics Co.,
      Ltd. .....................      6,590        972,953
    Samsung Securities Co.,
      Ltd.**....................     61,710      1,755,749
    Samyoung Heat Exchanger
      Co. ......................     42,750      1,051,940
    SK Telecom Co., Ltd. --
      ADR.......................          1             17
                                              ------------
                                                11,885,017
                                              ------------
  HONG KONG -- 2.2%
    China Unicom, Ltd.**........  1,718,000      2,995,629
    CNOOC, Ltd.**...............    997,000        945,917
    Denway Motors, Ltd.**.......  1,702,800        611,291
                                              ------------
                                                 4,552,837
                                              ------------
  AUSTRALIA -- 2.1%
    BHP Billiton, Ltd.**........    173,824        940,628
    Billiton, Ltd. .............    163,200        861,576
    Commonwealth Bank of
      Australia.................    136,125      2,362,035
                                              ------------
                                                 4,164,239
                                              ------------
  CHINA -- 1.5%
    PetroChina Co., Ltd. ....... 10,004,000      2,077,852
    Yanzhou Coal Mining Co.,
      Ltd. -- H.................  2,008,000        926,813
                                              ------------
                                                 3,004,665
                                              ------------
  TAIWAN -- 1.1%
    Taiwan Semiconductor
      Manufacturing Co., Ltd. --
      ADR**.....................    140,060      2,127,514
                                              ------------
  SINGAPORE -- 0.8%
    Overseas Union Bank,
      Ltd. .....................    313,000      1,623,453
                                              ------------
    Total Far East..............                52,976,740
                                              ------------
NORTH AMERICA -- 7.4%
  MEXICO -- 4.9%
    America Movil SA de CV --
      ADR -- L..................    146,120      3,048,063
    Grupo Televisa SA --
      ADR**.....................     87,200      3,488,872
    Telefonos de Mexico SA --
      ADR -- L..................     92,800      3,256,352
                                              ------------
                                                 9,793,287
                                              ------------
  BERMUDA -- 1.5%
    Tyco International, Ltd. --
      ADR.......................     56,900      3,101,050
                                              ------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
  CANADA -- 1.0%
    Barrick Gold Corp. -- ADR...    134,965   $  2,044,720
                                              ------------
    Total North America.........                14,939,057
                                              ------------
MIDDLE EAST -- 4.0%
  ISRAEL -- 4.0%
    ESC Medical Systems, Ltd. --
      ADR**.....................     40,700      1,174,195
    Taro Pharmaceutical
      Industries, Ltd. --
      ADR**.....................     26,300      2,302,828
    Teva Pharmaceutical
      Industries, Ltd. -- ADR...     74,300      4,628,889
                                              ------------
                                                 8,105,912
                                              ------------
    Total Middle East...........                 8,105,912
                                              ------------
SOUTH AMERICA -- 0.9%
  BRAZIL -- 0.9%
    Empresa Brasileira de
      Aeronautica SA -- ADR.....     48,400      1,890,020
                                              ------------
    Total South America.........                 1,890,020
                                              ------------
    Total Equity Securities
      (Cost $178,037,696).......               179,090,700
                                              ------------
----------------------------------------------------------
RIGHTS -- 0.0%
----------------------------------------------------------
FAR EAST -- 0.0%
  THAILAND -- 0.0%
    TelecomAsia Corp. Public
      Co., Ltd. (Foreign) --
      Rights**..................    307,294              0
                                              ------------
    Total Rights (Cost $0)......                         0
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $178,037,696).........      88.7%   $179,090,700
  Other Assets in Excess of
    Liabilities.................      11.3%     22,706,671
                                 ----------   ------------
Net Assets......................     100.0%   $201,797,371
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis......................................   $178,037,696
                                              ============
Gross Appreciation.........................   $  6,000,326
Gross Depreciation.........................     (4,947,322)
                                              ------------
  Net Appreciation.........................   $  1,053,004
                                              ============

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Appliances..............................      0.9%
Automobiles.............................      2.7%
Banking.................................     12.7%
Beverages & Tobacco.....................      1.7%
Biotechnology...........................      1.2%
Broadcast & Publishing..................      1.7%
Building Materials......................      0.6%
Business & Publishing Services..........      3.1%
Computer Manufacturers..................      1.1%
Data Processing.........................      2.5%
Drugs...................................      6.3%
Electrical & Electronics................      0.5%
Electronic Components...................      0.2%
Energy Sources..........................      6.0%
Finance & Loan..........................      1.6%
Financial Services......................      4.5%
Food & Household........................      1.3%
Food Processors.........................      1.1%
Health Care.............................      4.9%
Industrial Components...................      0.5%

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Industrial Conglomerates................      1.5%
Insurance...............................      2.9%
Leisure & Tourism.......................      1.4%
Machinery & Engineering.................      0.3%
Medical Supplies........................      0.6%
Merchandising...........................      5.3%
Metals -- Nonferrous....................      1.6%
Metals -- Steel.........................      1.1%
Miscellaneous Materials.................      0.5%
Oil.....................................      2.6%
Pharmaceutical..........................      1.0%
Precious Metals.........................      1.0%
Recreation..............................      2.1%
Semiconductors/Components...............      1.1%
Software & EDP Services.................      1.5%
Telecommunications......................      4.8%
Telephone Utilities.....................      1.6%
Transportation -- Air...................      0.9%
Utilities...............................      1.8%
Other Assets in Excess of Liabilities...     11.3%
                                            ------
TOTAL...................................    100.0%
                                            ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $178,037,696)........    $ 179,090,700
    Foreign currency (Cost $32,895).........................           30,224
    Cash....................................................       21,717,659
    Receivables:
         Dividends..........................................          294,619
         Interest...........................................           29,274
         Investment securities sold.........................        6,426,447
         Fund shares sold...................................           21,060
         Foreign witholding tax refund......................        1,006,567
    Prepaid expenses........................................           18,571
    Deferred organizational costs...........................            6,343
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL ASSETS...................................      208,641,464
                                                                -------------
-----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................        6,408,858
         Fund shares redeemed...............................            2,066
         Due to affiliates..................................          255,984
         Net unrealized depreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................            1,681
         Foreign taxes......................................           40,691
    Accrued expenses........................................          134,813
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        6,844,093
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS..................................................    $ 201,797,371
                                                                =============
SHARES OUTSTANDING..........................................       27,157,106
                                                                =============
NET ASSETS VALUE PER SHARE..................................    $        7.43
                                                                =============
=============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2001:
    Paid-in capital.........................................    $ 297,542,316
    Undistributed net investment loss.......................          (15,985)
    Undistributed net realized loss.........................      (95,241,607)
    Undistributed net realized foreign exchange loss........       (1,527,196)
    Unrealized foreign exchange loss........................          (13,161)
    Unrealized appreciation on investments..................        1,053,004
                                                                -------------
             NET ASSETS.....................................    $ 201,797,371
                                                                =============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD JANUARY 1, 2001 THROUGH JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $222,127).........................................    $  1,920,424
         Interest...........................................         337,729
         Other..............................................           1,299
                                                                ------------
-----------------------------------------------------------------------------
           Total income.....................................       2,259,452
                                                                ------------
-----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................       1,831,069
         Administration fee.................................         144,576
         Professional fees..................................          58,302
         Federal and state registration fees................          13,439
         Custodian fee......................................         117,464
         Transfer agent fees................................          34,000
         Trustees' fees.....................................           7,992
         Amortization of organization costs.................          12,620
         Miscellaneous......................................          55,975
                                                                ------------
-----------------------------------------------------------------------------
           Total expenses...................................       2,275,437
                                                                ------------
-----------------------------------------------------------------------------
             Net investment loss............................         (15,985)
                                                                ------------
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss from security transactions............     (62,299,798)
    Net realized foreign exchange loss......................      (1,527,196)
    Net change in unrealized foreign exchange loss..........          47,768
    Net change in unrealized appreciation of investments....      (5,752,239)
                                                                ------------
-----------------------------------------------------------------------------
             Net realized and unrealized loss on
              investments...................................     (69,531,465)
                                                                ------------
-----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(69,547,450)
                                                                ============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the six
                                                                 month period
                                                                January 1, 2001
                                                                    through         For the year
                                                                 June 30, 2001          ended
                                                                  (unaudited)     December 31, 2000
---------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS:
    Operations:
         Net investment loss................................     $    (15,985)      $  (3,752,002)
         Net realized and unrealized loss on investments....      (69,531,465)       (146,641,041)
                                                                 ------------       -------------
---------------------------------------------------------------------------------------------------
             Net decrease in net assets resulting from
               operations...................................      (69,547,450)       (150,393,043)
                                                                 ------------       -------------
---------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................               --                  --
         Capital gains......................................               --         (80,146,299)
                                                                 ------------       -------------
             Total distributions to shareholders............               --         (80,146,299)
                                                                 ------------       -------------
---------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................       40,706,259         434,411,332
         Reinvestment of distributions......................               --          79,887,450
         Cost of shares redeemed............................      (53,420,066)       (466,272,232)
                                                                 ------------       -------------
             Net increase (decrease) in net assets derived
               from capital share transactions..............      (12,713,807)         48,026,550
                                                                 ------------       -------------
             Total decrease in net assets...................      (82,261,257)       (182,512,792)
                                                                 ------------       -------------
---------------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------------
    Beginning of period.....................................     $284,058,628       $ 466,571,420
                                                                 ------------       -------------
    End of period...........................................     $201,797,371       $ 284,058,628
                                                                 ============       =============
===================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................        4,630,924          23,932,735
         Shares reinvested..................................               --           7,996,742
         Shares redeemed....................................       (6,430,764)        (25,054,637)
                                                                 ------------       -------------
             Net increase (decrease) from capital share
               transactions.................................       (1,799,840)          6,874,840
                                                                 ============       =============
===================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                                  For the period
                                     For the six                                   For the four                      from the
                                    month period                                   month period                    commencement
                                   January 1, 2001   For the year   For the year   September 1,   For the year    of operations
                                       through          ended          ended       1998 through      ended       October 28, 1996
                                    June 30, 2001    December 31,   December 31,   December 31,    August 31,        through
                                     (unaudited)         2000           1999           1998           1998       August 31, 1997
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.........................    $   9.81         $  21.13      $  11.55        $  12.39       $  11.90         $  10.00
                                     --------         --------      --------        --------       --------         --------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
  Net investment loss............          --            (0.13)        (0.13)          (0.04)         (0.07)           (0.05)
  Net realized and unrealized
    gain (loss) on investments...       (2.38)           (6.88)        11.31           (0.25)          1.77             1.95
                                     --------         --------      --------        --------       --------         --------
        Total income (loss) from
          investment
          operations.............       (2.38)           (7.01)        11.18           (0.29)          1.70             1.90
                                     --------         --------      --------        --------       --------         --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income.......................          --               --            --              --             --               --
  Distributions from capital
    gains........................          --            (4.31)        (1.60)          (0.55)         (1.21)              --
                                     --------         --------      --------        --------       --------         --------
        Total distributions......          --            (4.31)        (1.60)          (0.55)         (1.21)              --
                                     --------         --------      --------        --------       --------         --------
Net asset value, end of period...    $   7.43         $   9.81      $  21.13        $  11.55       $  12.39         $  11.90
                                     ========         ========      ========        ========       ========         ========
        Total Return.............      (24.26)%**       (33.53)%       98.94%          (2.04)%**      16.50%           19.00%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's).......................    $201,797         $284,059      $466,571        $223,831       $229,088         $180,545
  Ratio of expenses to average
    net assets...................        1.86%*           1.78%         1.82%           2.00%*         1.88%            2.11%*+
  Ratio of net investment loss to
    average net assets...........       (0.01)%*         (0.92)%       (1.03)%         (1.46)%*       (0.54)%          (0.67)%*+
  Portfolio turnover.............      266.58%**        404.21%       273.64%         116.28%**      219.78%          380.02%**
  Annualized portfolio
    turnover.....................      537.59%          404.21%       273.64%         347.89%        219.78%          450.35%

--------------------------------------------------------------------------------
 * Annualized
** Not Annualized
+ Such ratios are after transfer agent waivers. PFPC Inc., the transfer agent, waived a portion of its fee for the first ten months of the Fund's operations.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
      DRIEHAUS INTERNATIONAL DISCOVERY FUND -- PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the six months ended June 30, 2001, the Driehaus International Discovery Fund returned -11.21%. This compares with a return of -14.61% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE(R))
Index and -8.32% for the Lipper International Small Cap Fund Index for the same period.

    Since the fund's inception on December 31, 1998 through June 30, 2001, the Driehaus International Discovery Fund posted an annualized return of 43.58%, compared with -2.84% for the MSCI EAFE(R) Index and 10.27% for the Lipper International Small Cap Fund Index over the same time.

    The two major factors influencing international stock performance during the first half of 2001 were the slowdown in the global economy and the impact of the U.S. Federal Reserve's aggressive interest rate-cutting. In managing the Driehaus International Discovery Fund during this period, our overall themes were established by answering two questions: Which countries and regions will benefit most from the U.S. rate cuts? Then, which sectors of these economies will profit most?

    The answer to the first question seemed fairly clear: Asia and many of the emerging markets, areas where the economies are closely correlated with that of the U.S. Asia is expected to be the first to recover from the current slowdown. In answering the second question, we excluded technology to a large degree, based on that sector's oversupply problems, reduced demand, and lack of new applications. We turned instead to the consumer sectors, where spending has remained resilient, and to cyclical stocks such as building materials, which would benefit from an increase in property sales. Our decisions in the areas of country and sector selection, combined with the performance of small and mid-cap stocks relative to large caps, helped the fund outperform the MSCI EAFE(R)
Index during the first half of 2001.

    As the fund shifted into Asia and the emerging markets during the first half of 2001, we also moved away from Europe. In addition to this region's weaker links to the U.S. economic cycle, European earnings have just begun to fall, and we see continued risks to earnings expectations. One exception in the region was the UK, where a lower interest rate environment boosted the retail and housing-related sectors.

    In Asia, much of our focus was on two developing areas: South Korea and China. Despite negative first-half of 2001 performance, emerging markets as an asset class outperformed the more mature markets, including the U.S.; emerging economies in general benefited from increased financial stability and positive political changes. South Korea was one of the major success stories of the first half of 2001, as the country continued to recover from the Asian financial crisis of 1998. Reduced interest rates boosted consumer confidence, while restructurings streamlined corporate subsidiaries and improved the business environment. During the first half of 2001, the fund was overweighted in South Korea, as we increased our allocation to almost 5%, purchasing both domestic consumer plays and export-oriented names. One sector that performed well in both areas was the automotive manufacturing group, which has been taking market share from U.S. automakers, especially at the lower end of the market, while benefiting from increased consumer spending within South Korea.

    We also increased our exposure to China and Hong Kong, which have been demonstrating robust growth. Several factors indicate that this trend could continue. First, China's economic cycle appears to be less affected by the current global slowdown, while deregulation of the securities industry and other financial reforms are removing barriers to investing in China and even allowing Chinese consumers to invest in markets formerly restricted to foreigners. Second, the fundamentals in China continue to be solid, and additions to our portfolio focused on growth names that should benefit from the strengthening Chinese consumer and China's anticipated entry into the World Trade Organization later this year.

    In the more mature markets, the fund was overweighted in Australia, which is cutting interest rates just as aggressively as the U.S., benefiting that country's retail and wholesale sectors. Our Japanese exposure remained underweighted relative to the MSCI EAFE(R) Index, based on our view of the macroeconomic picture there. Although Japan's new prime minister has inspired new confidence in the prospects for structural reform, the Japanese economy slowed considerably in the second quarter of 2001 and could be headed into another recession.

    As we enter the second half of 2001, the international markets continue to look for new leadership. We believe that this leadership will come from different sectors than those that previously led the advance. In this environment, we continue to focus on identifying individual stocks that can perform well, taking the best ideas from all countries and sectors.

Sincerely,


/s/ Emery R. Brewer                              /s/ Eric J. Ritter
Emery R. Brewer                                  Eric J. Ritter
Senior Portfolio Manager                         Portfolio Manager
August 20, 2001                                  August 20, 2001

                     DRIEHAUS INTERNATIONAL DISCOVERY FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/01
--------------------------------------------------------------------------------

                                               DRIEHAUS INTERNATIONAL      MSCI       LIPPER INTERNATIONAL
                                                     DISCOVERY            EAFE(R)          SMALL CAP
                                                    FUND (DRIDX)           INDEX           FUND INDEX
                                               ----------------------     -------     --------------------
  One Year                                            -28.09%             -23.60%           -21.31%
  Since Inception (12/31/98 -- 6/30/01)                43.58%              -2.84%            10.27%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE GRAPH]

                                                                                                       Lipper International Small
                                                         DRIDX                MSCI EAFE(R) INDEX             CAP FUND INDEX
                                                         -----                ------------------       --------------------------
Dec 1998                                               10000.00                    10000.00                     10000.00
Mar 1999                                               10420.00                     9789.00                      9908.00
Jun 1999                                               10830.00                     9759.00                     10071.00
Sep 1999                                               12940.00                     9873.00                     10211.00
Dec 1999                                               26990.00                    11589.00                     12749.00
Mar 2000                                               41569.00                    12683.00                     17988.00
Jun 2000                                               34352.00                    12181.00                     16226.00
Sep 2000                                               31232.00                    11198.00                     15538.00
Dec 2000                                               27823.00                    10898.00                     13927.00
Mar 2001                                               24242.60                     9401.40                     12414.70
Jun 2001                                               24703.00                     9306.00                     12768.50

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1998, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE(R)) Index with dividends reinvested and the Lipper International Small Cap Fund Index with reinvested dividends for the same period.

    The MSCI EAFE(R) Index is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper International Small Cap Fund Index is an equally weighted managed index of the 10 largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase. Data is in U.S. dollars. Source:
Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
EQUITY SECURITIES -- 94.3%
-----------------------------------------------------------
EUROPE -- 41.6%
  UNITED KINGDOM -- 12.0%
    Arcadia Group PLC**..........     156,800   $   627,945
    Barratt Developments PLC.....      69,771       340,499
    Cairn Energy PLC**...........     146,400       706,232
    easyJet PLC**................     101,955       621,598
    Electronics Boutique PLC.....     659,178     1,019,782
    FKI PLC......................      30,800       118,040
    Garban-Intercapital PLC......      61,700       544,516
    House Of Fraser PLC..........     175,000       236,277
    Luminar PLC..................      49,280       608,177
    MFI Furniture Group PLC......     223,500       366,983
    Mothercare PLC...............     115,600       526,356
                                                -----------
                                                  5,716,405
                                                -----------
  GERMANY -- 4.1%
    IM Internationalmedia AG**...      15,650       370,966
    Jenoptik AG..................      12,100       265,306
    Puma AG......................      30,200       437,185
    Stada Arzneimittel AG........      22,900       554,451
    Vossloh AG...................       8,200       171,117
    Wedeco AG Water
      Technology**...............       5,300       177,229
                                                -----------
                                                  1,976,254
                                                -----------
  ITALY -- 3.8%
    Marzotto SpA.................      36,500       432,287
    Permasteelisa SpA............      37,700       548,629
    Recordati SpA................      63,200       850,164
                                                -----------
                                                  1,831,080
                                                -----------
  FRANCE -- 3.1%
    Altran Technologies SA.......       4,400       204,869
    Genesys**....................       8,100       175,544
    ISIS.........................       4,482       514,509
    Transiciel SA................       4,131       154,610
    Vallourec SA.................       7,670       425,303
                                                -----------
                                                  1,474,835
                                                -----------
  RUSSIA -- 2.7%
    AO Mosenergo -- ADR**........      65,200       254,932
    Norilsk Nickel**.............      33,595       606,390
    YUKOS........................      73,000       285,430
    YUKOS -- ADR.................       2,100       123,083
                                                -----------
                                                  1,269,835
                                                -----------
  SWITZERLAND -- 2.6%
    Logitech International
      SA**.......................       2,953       946,353
    SEZ Holding AG...............       5,155       309,756
                                                -----------
                                                  1,256,109
                                                -----------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
  GREECE -- 2.4%
    Cosmote Mobile Communications
      SA.........................      30,000   $   269,209
    Cosmote Mobile Communications
      SA -- GDR..................      20,700       371,507
    Folli-Follie SA..............      26,550       497,627
                                                -----------
                                                  1,138,343
                                                -----------
  BELGIUM -- 2.1%
    Glaverbel SA.................         914        68,981
    Omega Pharma SA..............      24,756       953,573
                                                -----------
                                                  1,022,554
                                                -----------
  SPAIN -- 2.1%
    Grupo Dragados SA............      78,289       984,213
                                                -----------
  IRELAND -- 1.7%
    Anglo Irish Bank Corp. PLC...     214,001       808,113
                                                -----------
  POLAND -- 1.1%
    Bank Polska Kasa Opieki
      SA -- GDR**................      30,585       538,296
                                                -----------
  AUSTRIA -- 1.0%
    Erste Bank der
      Oesterreichischen
      Sparkassen AG..............       7,300       363,628
    Sanochemia Pharmazeutika
      AG**.......................       4,950       123,620
                                                -----------
                                                    487,248
                                                -----------
  SWEDEN -- 0.8%
    Elekta AB -- B**.............      49,500       341,065
    Perbio Science AB**..........       5,200        64,731
                                                -----------
                                                    405,796
                                                -----------
  CYPRUS -- 0.7%
    ACLN, Ltd. -- ADR**..........      10,900       339,535
                                                -----------
  NORWAY -- 0.6%
    Tandberg ASA**...............      22,600       286,872
                                                -----------
  FINLAND -- 0.5%
    Kone Corp. -- B..............       3,220       218,076
                                                -----------
  LUXEMBOURG -- 0.3%
    SBS Broadcasting SA --
      ADR**......................       4,900       126,175
                                                -----------
    Total Europe.................                19,879,739
                                                -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
FAR EAST -- 40.6%
  JAPAN -- 15.6%
    Bank Of Kyoto, Ltd. .........      47,000   $   231,767
    Colin Corp. .................       7,100       836,864
    Daiki Aluminum Industry Co.,
      Ltd. ......................     161,000       463,447
    Dodwell BMS, Ltd. ...........      28,000       246,962
    Drake Beam Morin-Japan,
      Inc. ......................       4,100       317,242
    Eneserve Corp. ..............       6,000       257,386
    Hokuto Corp. ................       9,700       377,996
    Meidensha Corp.**............      76,000       258,380
    Nissin Co., Ltd. ............      27,600       539,981
    Nissin Kogyo Co., Ltd. ......       8,000       306,618
    OBIC Co., Ltd. ..............       1,000       225,232
    Okamura Corp. ...............      46,000       237,901
    Paris Miki, Inc. ............       7,800       232,657
    Sammy Corp. .................       5,100       278,073
    Showa Corp. .................      86,000       703,360
    Toppan Forms Co., Ltd. ......      44,000       739,122
    USS Co., Ltd. ...............      19,300       705,670
    Welfide Corp. ...............      48,000       494,180
                                                -----------
                                                  7,452,838
                                                -----------
  AUSTRALIA -- 6.3%
    Billabong International,
      Ltd. ......................      66,147       178,133
    Boral, Ltd. .................     255,400       373,352
    Collection House, Ltd. ......      87,000       233,715
    Futuris Corp., Ltd. .........     190,800       259,819
    Leighton Holdings, Ltd. .....      82,650       350,661
    Metcash Trading, Ltd. .......     718,110       477,991
    Renewable Energy Corp.,
      Ltd.**.....................     572,920       657,900
    Sons of Gwalia, Ltd. ........      77,774       358,426
    Suncorp-Metway, Ltd. ........      15,000       114,355
                                                -----------
                                                  3,004,352
                                                -----------
  HONG KONG -- 5.6%
    Chaoda Modern Agriculture
      Holdings, Ltd.**...........   1,894,000       468,666
    China Rare Earth Holdings,
      Ltd. ......................     834,000       294,052
    Cosco Pacific, Ltd. .........     236,000       155,828
    Denway Motors, Ltd.**........   2,444,000       877,375
    Global Bio-chem Technology
      Group Co., Ltd.**..........   1,694,000       347,504
    Texwinca Holdings, Ltd. .....   1,356,000       517,217
                                                -----------
                                                  2,660,642
                                                -----------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
  SOUTH KOREA -- 5.1%
    Hyundai Mobis................      76,490   $   823,451
    Kumgang Korea Chemical Co.,
      Ltd. ......................       4,600       261,401
    Lotte Chilsung Beverage Co.,
      Ltd. ......................       1,960       287,869
    Samyoung Heat Exchanger
      Co. .......................      23,100       568,417
    Shinsegae Co., Ltd. .........       7,150       516,820
                                                -----------
                                                  2,457,958
                                                -----------
  THAILAND -- 2.2%
    Advanced Info Service Public
      Co., Ltd. (Foreign)........      49,700       529,069
    Charoen Pokphand Foods Public
      Co., Ltd. (Foreign)........     283,455       313,014
    Land And House Public Co.,
      Ltd. (Foreign)**...........     356,100       216,279
                                                -----------
                                                  1,058,362
                                                -----------
  INDIA -- 1.5%
    Dr. Reddy's Laboratories,
      Ltd. -- ADR**..............      39,400       730,870
                                                -----------
  NEW ZEALAND -- 1.3%
    Fisher & Paykel Industries,
      Ltd. ......................     125,950       597,248
                                                -----------
  TAIWAN -- 1.1%
    Acer Display Technology,
      Inc.**.....................     305,000       288,799
    Macronix International Co.,
      Ltd -- ADR**...............      23,000       243,225
                                                -----------
                                                    532,024
                                                -----------
  CHINA -- 0.8%
    AsiaInfo Holdings, Inc. --
      ADR**......................       5,720       112,970
    Travelsky Technology, Ltd. --
      H**........................     244,000       247,140
                                                -----------
                                                    360,110
                                                -----------
  MALAYSIA -- 0.6%
    Berjaya Sports Toto Berhad...     292,000       295,086
                                                -----------
  SINGAPORE -- 0.5%
    Sembcorp Marine, Ltd. .......     483,000       255,822
                                                -----------
    Total Far East...............                19,405,312
                                                -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
MIDDLE EAST -- 6.9%
  ISRAEL -- 6.9%
    ESC Medical Systems, Ltd. --
      ADR**......................      20,400   $   588,540
    Oridion Systems, Ltd.**......       9,900       234,095
    Precise Software Solutions --
      ADR**......................      25,100       770,570
    Taro Pharmaceutical
      Industries,
      Ltd. -- ADR**..............      12,000     1,050,719
    TTI Team Telecom
      International, Ltd. --
      ADR**......................      33,500       651,240
                                                -----------
                                                  3,295,164
                                                -----------
    Total Middle East............                 3,295,164
                                                -----------
NORTH AMERICA -- 5.2%
  CANADA -- 3.3%
    ATI Technologies**...........      27,950       261,163
    CAE, Inc. ...................      13,000       251,423
    Forzani Group, Ltd -- A**....      96,900       574,673
    Patheon, Inc.**..............      25,600       236,169
    WestJet Airlines, Ltd.**.....      15,800       255,081
                                                -----------
                                                  1,578,509
                                                -----------
  MEXICO -- 1.9%
    Embotelladoras Argos SA......      86,500       237,973
    Grupo Financiero Banorte SA
      de CV -- O**...............     308,000       643,307
                                                -----------
                                                    881,280
                                                -----------
    Total North America..........                 2,459,789
                                                -----------
    Total Equity Securities (Cost
      $40,983,929)...............                45,040,004
                                                -----------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
WARRANTS -- 0.0%
-----------------------------------------------------------
FAR EAST -- 0.0%
  THAILAND -- 0.0%
    Seamico Securities Public
      Co., Ltd. (Foreign) --
      Warrants**.................       9,375   $         0
                                                -----------
    Total Warrants (Cost $0).....                         0
                                                -----------
-----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $40,983,929).................       94.3%   $45,040,004
  Other Assets in Excess of
    Liabilities..................        5.7%     2,736,152
                                   ----------   -----------
Net Assets.......................      100.0%   $47,776,156
===========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis........................................   $40,983,929
                                                ===========
Gross Appreciation...........................   $ 5,008,898
Gross Depreciation...........................      (952,823)
                                                -----------
  Net Appreciation...........................   $ 4,056,075
                                                ===========

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Aerospace...............................      0.5%
Airlines................................      1.8%
Appliances..............................      1.3%
Automobiles.............................      4.0%
Banking.................................      3.2%
Basic Industries/Multi-Industry.........      0.3%
Beverages & Tobacco.....................      0.5%
Broadcast & Publishing Services.........      0.8%
Building Materials......................      3.0%
Business & Publishing Services..........      2.1%
Capital Goods/Multi-Industry............      0.6%
Communications..........................      0.3%
Construction............................      3.5%
Consumer Services/Multi-Industry........      1.5%
Drugs...................................      5.5%
Electrical..............................      1.1%
Electrical & Electronics................      1.2%
Electrical Utilities....................      0.5%
Electronic Components...................      5.3%
Energy Equipment........................      1.4%
Energy Sources..........................      2.1%
Financial Services......................      5.2%
Food & Household........................      4.1%

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Forests Products........................      1.0%
Gold Mining.............................      0.8%
Health/Multi-Industry...................      1.8%
Health Care.............................      3.3%
Industrial Components...................      2.3%
Leisure & Tourism.......................      0.6%
Machinery & Engineering.................      1.9%
Marine Transportation...................      0.7%
Medical Supplies........................      3.0%
Merchandising...........................     10.6%
Metals -- Nonferrous....................      4.0%
Miscellaneous Materials.................      0.1%
Network Infrastructure..................      1.6%
Office Products.........................      1.5%
Oil.....................................      1.3%
Other Computers.........................      1.8%
Real Estate.............................      0.5%
Recreation..............................      0.9%
Software & EDP Services.................      1.6%
Telecommunications......................      2.8%
Textiles & Apparel......................      2.4%
Other Assets in Excess of Liabilities...      5.7%
                                            ------
TOTAL...................................    100.0%
                                            ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $40,983,929).........    $  45,040,004
    Cash....................................................        1,973,318
    Receivables:
         Dividends..........................................           65,521
         Interest...........................................            5,407
         Investment securities sold.........................        4,959,297
         Fund shares sold...................................              500
    Prepaid expenses........................................           14,418
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL ASSETS...................................       52,058,465
                                                                -------------
-----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................        4,121,181
         Fund shares redeemed...............................           31,316
         Due to affiliates..................................           59,498
         Net unrealized depreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................            4,802
    Accrued expenses........................................           65,512
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        4,282,309
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS..................................................    $  47,776,156
                                                                =============
SHARES OUTSTANDING..........................................        2,226,191
                                                                =============
NET ASSETS VALUE PER SHARE..................................    $       21.46
                                                                =============
=============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2001:
    Paid-in capital.........................................    $  60,082,231
    Undistributed net investment loss.......................         (172,307)
    Undistributed net realized loss.........................      (15,925,352)
    Undistributed net realized foreign exchange loss........         (273,763)
    Unrealized foreign exchange gain........................            9,272
    Unrealized appreciation on investments..................        4,056,075
                                                                -------------
             NET ASSETS.....................................    $  47,776,156
                                                                =============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD JANUARY 1, 2001 THROUGH JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $21,584)..........................................    $   321,864
         Interest...........................................         56,585
                                                                -----------
----------------------------------------------------------------------------
           Total income.....................................        378,449
                                                                -----------
----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        364,755
         Administration fee.................................         57,000
         Professional fees..................................         24,853
         Federal and state registration fees................          8,452
         Custodian fee......................................         66,502
         Transfer agent fees................................         24,722
         Trustees' fees.....................................          3,181
         Miscellaneous......................................         30,422
                                                                -----------
         Total expenses before fees waived..................        579,887
                                                                -----------
----------------------------------------------------------------------------
         Administration fee waived..........................        (22,931)
         Transfer agent fees waived.........................         (6,200)
                                                                -----------
           Total expenses net of fees waived................        550,756
                                                                -----------
----------------------------------------------------------------------------
             Net investment loss............................       (172,307)
                                                                -----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss from security transactions............     (5,459,528)
    Net realized foreign exchange loss......................       (273,763)
    Net change in unrealized foreign exchange loss..........         21,476
    Net change in unrealized appreciation of investments....        (45,792)
                                                                -----------
----------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................     (5,757,607)
                                                                -----------
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(5,929,914)
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                For the six month period
                                                                    January 1, 2001
                                                                        through              For the year
                                                                     June 30, 2001               ended
                                                                      (unaudited)          December 31, 2000
------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS:
    Operations:
         Net investment loss................................          $  (172,307)           $   (489,880)
         Net realized and unrealized loss on investments....           (5,757,607)            (17,217,668)
                                                                      -----------            ------------
------------------------------------------------------------------------------------------------------------
             Net decrease in net assets resulting from
               operations...................................           (5,929,914)            (17,707,548)
                                                                      -----------            ------------
------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                   --                      --
         Capital gains......................................               (1,480)             (1,875,068)
                                                                      -----------            ------------
             Total distributions to shareholders............               (1,480)             (1,875,068)
                                                                      -----------            ------------
------------------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................            8,433,183             107,349,551
         Reinvestment of distributions......................                1,480               1,818,165
         Cost of shares redeemed............................           (6,132,287)            (64,421,580)
                                                                      -----------            ------------
             Net increase in net assets derived from capital
               share transactions...........................            2,302,376              44,746,136
                                                                      -----------            ------------
             Total increase (decrease) in net assets........           (3,629,018)             25,163,520
                                                                      -----------            ------------
------------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------------
    Beginning of period.....................................          $51,405,174            $ 26,241,654
                                                                      -----------            ------------
    End of period...........................................          $47,776,156            $ 51,405,174
                                                                      ===========            ============
============================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................              377,460               3,068,790
         Shares reinvested..................................                   60                  74,332
         Shares redeemed....................................             (278,387)             (1,944,855)
                                                                      -----------            ------------
             Net increase from capital share transactions...               99,133               1,198,267
                                                                      ===========            ============
============================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                     For the six
                                                     month period
                                                   January 1, 2001
                                                       through           For the year         For the year
                                                    June 30, 2001            ended                ended
                                                     (unaudited)       December 31, 2000    December 31, 1999
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........        $  24.17            $  28.25             $  10.00
                                                       --------            --------             --------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss..........................           (0.08)              (0.23)               (0.17)
  Net realized and unrealized gain (loss) on
    investments................................           (2.63)              (2.95)               21.14
                                                       --------            --------             --------
         Total income (loss) from investment
           operations..........................           (2.71)              (3.18)               20.97
                                                       --------            --------             --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income.........              --                  --                   --
  Distributions from capital gains.............              --               (0.90)               (2.72)
                                                       --------            --------             --------
         Total distributions...................              --               (0.90)               (2.72)
                                                       --------            --------             --------
Net asset value, end of period.................        $  21.46            $  24.17             $  28.25
                                                       ========            ========             ========
         Total Return..........................          (11.21)%**          (11.29)%             213.65%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's).........        $ 47,776            $ 51,405             $ 26,242
  Ratio of expenses to average net assets......            2.26%*+             2.10%+               2.43%+
  Ratio of net investment loss to average net
    assets.....................................           (0.71)%*+           (0.85)%+             (1.60)%+
  Portfolio turnover...........................          301.20%**           407.96%              267.86%
  Annualized portfolio turnover................          607.39%             407.96%              267.86%

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first forty-two months of its operations. For the period from December 31, 1998 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.50% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.40% of average net assets.

       Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
        DRIEHAUS EUROPEAN OPPORTUNITY FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the six months ended June 30, 2001, the Driehaus European Opportunity Fund returned -22.62%. This compares with a return of -17.21% for the Morgan Stanley Capital International (MSCI) Europe Index and -18.11% for the Lipper European Region Fund Index for the same period.

    Since the fund's inception on December 31, 1998 through June 30, 2001, the Driehaus European Opportunity Fund posted an annualized return of 32.28%, compared with -5.03% for the MSCI Europe Index and 0.68% for the Lipper European Region Fund Index over the same time.(1)

    The major factor in the fund's performance over the first six months of 2001 was the continued moderation of economic activity in the European region. While 2001 began with expectations that Europe might offer a safe haven from the slowdown in the U.S. economy, these expectations went unmet. The European Central Bank, which cut interest rates by 25 basis points in May, was hampered in further efforts to stimulate the region's economies by persistent worries about inflation. The fund was also affected by the performance of the small cap sector in Europe, which, unlike small cap shares in the U.S., did not outperform its large cap counterpart during the first half of 2001. The lack of sector leadership and fundamental concerns about earnings also helped to create the type of market in which implementing our aggressive growth philosophy becomes very difficult.

    The fund began the year still relatively overweighted in the technology, media, and telecommunications sectors. In technology, especially, the general thinking was that, since Europe lagged the U.S. in implementation, European demand for technology would remain fairly strong despite the "tech wreck" in the U.S. However, it soon became apparent that this would not be the case. Even with individual trading days that saw these sectors make dramatic gains, the volatility and general downward trend caused us to lighten our exposure to these three areas in favor of more defensive names.

    During the first half of 2001, we were able to identify a number of growth companies that performed well despite the overall weakness in the market environment. These companies were spread across sectors such as consumer services, healthcare, and financial services, which were less sensitive to the economic cycle in Europe. During this period, the food and beverage group and autos were among the region's best performers, and the fund had exposure to both areas, although we were underweighted in the food and beverage group. Within healthcare, the fund was overweighted in pharmaceutical stocks, based on our belief that these are global, rather than just European, companies. As such, they should continue to benefit from global demographic trends, while their ability to export to other regions should help counter some of the effects of the weak euro. Another sector of the European market that performed well during the first half was energy, specifically oil stocks, and the fund had good exposure as these stocks benefited from rising oil prices. We then took profits as prices began to fall, while continuing to hold some of the more growth oriented names.

    From a country perspective, the fund's heaviest weighting during the first half of 2001 remained in the UK, the largest component of the MSCI Europe Index. Although the UK index posted a loss for the year to date, the country was still among the region's better performers. In addition, since the British economy is more closely linked to that of the U.S. than to those of continental Europe, the UK could be among the first to follow the U.S. in a potential recovery. During the first half, we also increased our weighting in Ireland, which demonstrated the best growth in the region during the first half of 2001.

    The investment environment in Europe remains challenging, as growth continues to slow and projections are further reduced. During this difficult period, we remain focused on the Driehaus philosophy of identifying and investing in the best growth companies in the region, reinforced by our belief that this approach will be rewarded over time.

Sincerely,

/s/ Ivo St. Kovachev
Ivo St. Kovachev
Portfolio Manager
August 20, 2001

(1) During these periods, the adviser reimbursed a portion of the fund's expenses; otherwise, the fund's returns may have been lower.

                       DRIEHAUS EUROPEAN OPPORTUNITY FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/01
--------------------------------------------------------------------------------

                                              DRIEHAUS EUROPEAN
                                                 OPPORTUNITY                             LIPPER EUROPEAN
                                                FUND (DREOX)      MSCI EUROPE INDEX     REGION FUND INDEX
                                              -----------------   -----------------     -----------------
  One Year                                         -36.43%             -21.74%               -23.67%
  Since Inception (12/31/98 -- 6/30/01)             32.28%              -5.03%                 0.68%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE GRAPH]

                                                                                                         LIPPER EUROPEAN REGION
                                                          DREOX                 MSCI EUROPE INDEX              FUND INDEX
                                                          -----                 -----------------        ----------------------
Dec 1998                                                10000.00                    10000.00                    10000.00
Mar 1999                                                10880.00                    10139.00                    10375.00
Jun 1999                                                14200.00                    10397.00                    11780.00
Sept 1999                                               16570.00                    10853.00                    12703.00
Dec 1999                                                31365.00                    12696.00                    16292.00
Mar 2000                                                38550.00                    11599.00                    14049.00
Jun 2000                                                31660.00                    11232.00                    13327.00
Sept 2000                                               29710.00                    10411.00                    12590.00
Dec 2000                                                26007.00                    10617.00                    12421.00
Mar 2001                                                20767.00                     8968.00                    10343.00
Jun 2001                                                20125.00                     8790.00                    10172.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1998, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe Index with dividends reinvested and the Lipper European Region Fund Index with dividends reinvested for the same period.

    The MSCI Europe Index is a recognized benchmark of European stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 European countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper European Region Fund Index is an equally weighted managed index of the 30 largest qualifying funds that invest in equity securities with primary trading markets or operations concentrated in the European region or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                     Number      Market
                                       of         Value
                                     Shares     (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 95.0%
----------------------------------------------------------
EUROPE -- 93.2%
  UNITED KINGDOM -- 29.2%
    Amec PLC.......................   40,000   $   283,532
    Avesco PLC.....................    7,000        93,526
    Barclays PLC...................   10,000       306,597
    BOC Group PLC..................   10,000       146,267
    BP PLC.........................   40,000       328,819
    British Telecommunications
      PLC..........................   20,000       125,733
    Cairn Energy PLC**.............   60,000       289,439
    Carphone Warehouse PLC**.......  120,000       265,811
    Celltech Group PLC**...........    9,000       151,639
    Chime Communications PLC.......  100,000       203,929
    Electronics Boutique PLC.......  349,945       541,383
    Enterprise Inns PLC............   35,000       275,656
    FKI PLC........................   70,000       268,273
    Garban-Intercapital PLC........   50,000       441,261
    Halifax Group PLC..............   30,000       346,821
    House Of Fraser PLC............  330,000       445,551
    International Power PLC**......   40,000       168,629
    Johnson Matthey PLC............   10,100       149,718
    Laura Ashley Holdings PLC**....  500,000       263,702
    Maiden Group PLC...............   50,000       309,410
    Man Group PLC..................   30,000       403,358
    Paragon Group Companies PLC....   40,000       129,671
    PHS Group PLC**................  265,000       316,794
    Prudential PLC.................   40,000       484,368
    Rank Group PLC.................  150,000       470,444
    Redrow PLC.....................  100,000       308,004
    Rio Tinto PLC..................   15,000       266,233
    Signet Group PLC...............  100,000       122,709
    Somerfield PLC.................  150,000       275,832
    Trikon Technologies, Inc. --
      ADR**........................   10,000       140,000
    Xansa PLC......................   30,000       125,522
                                               -----------
                                                 8,448,631
                                               -----------
  FRANCE -- 15.5%
    A Novo**.......................    5,000       105,398
    Delachaux......................    4,000       338,289
    Euro Disney**..................  240,000       221,462
    European Aeronautic Defense and
      Space Co. ...................   25,000       460,321
    Financiere Marc de Lacharrierre
      SA...........................    4,000       142,223
    Generale de Sante**............   10,000       162,964
    JC Decaux SA**.................   20,450       273,535
    Orange SA**....................   70,000       568,895
    Renault SA.....................   10,000       451,221
    Rigiflex International.........    2,000       203,176
    Suez SA........................   15,000       482,544
    UBI Soft Entertainment SA**....    4,000       135,823

                                     Number      Market
                                       of         Value
                                     Shares     (Note A)
----------------------------------------------------------
    Unibail (Union du Credit-Bail
      Immobiler)...................    6,000   $   325,590
    Vallourec SA...................    4,000       221,801
    Vivendi Universal SA...........    6,500       378,860
                                               -----------
                                                 4,472,102
                                               -----------
  GERMANY -- 8.7%
    Deutsche Telekom AG............    7,300       164,757
    Edscha AG......................   15,000       222,224
    Jenoptik AG....................    3,000        65,778
    Kamps AG.......................   15,000       139,049
    Muenchener Rueckversicherungs-
      Gesellschaft AG..............    1,500       420,956
    Puma AG........................   20,000       289,526
    RWE AG (Pref.).................    7,000       216,298
    Stada Arzneimittel AG..........    5,000       121,059
    Suess MicroTec AG**............    9,000       262,859
    Tecis Holding AG...............    8,000       269,209
    TV-Loonland AG**...............    4,000        88,382
    Wella AG.......................    5,000       241,272
                                               -----------
                                                 2,501,369
                                               -----------
  SWITZERLAND -- 7.5%
    Inficon Holding AG**...........    2,000       200,851
    Leica Geosystems AG**..........      500       143,266
    Lem Holding SA.................    1,000       249,256
    Logitech International SA**....    2,000       640,945
    Serono SA......................      500       496,008
    Societe Generale D'Affichage...      700       301,444
    UBS AG.........................    1,040       148,997
                                               -----------
                                                 2,180,767
                                               -----------
  SWEDEN -- 4.9%
    Elekta AB-B**..................   60,000       413,412
    Getinge Industrier AB..........   35,400       614,662
    Nobel Biocare AB...............    3,000       101,148
    Nordea AB......................   15,000        85,439
    Perbio Science AB**............   17,000       211,621
                                               -----------
                                                 1,426,282
                                               -----------
  ITALY -- 4.3%
    Permasteelisa SpA..............   20,000       291,050
    Recordati SpA..................   60,000       807,119
    Tod's SpA......................    4,000       159,493
                                               -----------
                                                 1,257,662
                                               -----------
  BELGIUM -- 4.1%
    Delhaize Le Lion SA............    3,000       177,398
    Dexia..........................    9,000       142,782
    Groupe Bruxelles Lambert SA....    3,000       168,128
    Omega Pharma SA................    8,000       308,151
    UCB SA.........................   11,000       382,268
                                               -----------
                                                 1,178,727
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                     Number      Market
                                       of         Value
                                     Shares     (Note A)
----------------------------------------------------------
  IRELAND -- 3.6%
    Allied Irish Banks PLC.........   40,000   $   452,067
    CRH PLC........................   15,000       253,970
    Elan Corp. PLC**...............    3,500       216,298
    IFG Group PLC..................   50,000       129,102
                                               -----------
                                                 1,051,437
                                               -----------
  FINLAND -- 3.0%
    Aldata Solution Oyj**..........   10,900        37,372
    Elisa Communications Oyj.......   25,000       408,681
    Nokia Oyj -- ADR...............    8,000       176,320
    Tamro Oyj......................   90,000       244,573
                                               -----------
                                                   866,946
                                               -----------
  SPAIN -- 2.6%
    Actividades de Construccion y
      Servicios SA**...............   10,000       277,166
    Corporacion Mapfre SA..........   10,000       209,018
    Industria de Diseno Textil
      SA**.........................   17,000       271,283
                                               -----------
                                                   757,467
                                               -----------
  NETHERLANDS -- 2.2%
    Aegon NV -- ADR................       37         1,051
    ASML Holding NV -- ADR**.......   18,100       402,725
    Draka Holding NV**.............    2,000       101,080
    Equant NV**....................    7,000       125,868
                                               -----------
                                                   630,724
                                               -----------
  RUSSIA -- 2.2%
    LUKOIL -- ADR..................   13,000       623,548
                                               -----------
  AUSTRIA -- 2.0%
    Erste Bank der
      Oesterreichischen Sparkassen
      AG...........................    8,000       398,496
    OMV AG.........................    2,000       167,620
                                               -----------
                                                   566,116
                                               -----------
  POLAND -- 1.2%
    Bank Polska Kasa Opieki SA --
      GDR**........................   20,000       352,000
                                               -----------
  DENMARK -- 1.0%
    Ostasiatiske Kompagni**........   13,100       302,409
                                               -----------

                                     Number      Market
                                       of         Value
                                     Shares     (Note A)
----------------------------------------------------------
  GREECE -- 0.7%
    Cosmote Mobile Communications
      SA...........................   24,000   $   215,367
                                               -----------
  NORWAY -- 0.5%
    Norske Skogindustrier ASA......   10,000       151,571
                                               -----------
    Total Europe...................             26,983,125
                                               -----------
MIDDLE EAST -- 1.8%
  ISRAEL -- 1.8%
    Card-Guard Scientific Survival,
      Ltd.**.......................    4,000       222,550
    ESC Medical Systems, Ltd. --
      ADR**........................   10,000       288,500
                                               -----------
                                                   511,050
                                               -----------
    Total Middle East..............                511,050
                                               -----------
    Total Equity Securities
      (Cost $26,773,865)...........             27,494,175
                                               -----------
----------------------------------------------------------
WARRANTS -- 0.2%
----------------------------------------------------------
EUROPE -- 0.2%
  FRANCE -- 0.2%
    France Telecom-CVG Equant --
      Warrants**...................    7,000        62,756
                                               -----------
    Total Warrants (Cost
      $62,197).....................                 62,756
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $26,836,062).............    95.2%   $27,556,931
  Other Assets in Excess of
    Liabilities....................     4.8%     1,386,687
                                     -------   -----------
Net Assets.........................   100.0%   $28,943,618
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis.......................................   $26,836,062
                                               ===========
Gross Appreciation..........................   $ 1,523,420
Gross Depreciation..........................      (802,551)
                                               -----------
  Net Appreciation..........................   $   720,869
                                               ===========

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Automobiles............................      2.3%
Banking................................      6.6%
Basic Industries/Multi-Industry........      1.6%
Beverages & Tobacco....................      1.0%
Biotechnology..........................      1.7%
Broadcast & Publishing Services........      2.2%
Building Materials.....................      1.9%
Business & Publishing Services.........      6.2%
Capital Goods/Multi-Industry...........      0.2%
Chemicals..............................      0.5%
Communications.........................      0.9%
Construction...........................      3.0%
Consumer Services/Multi-Industry.......      0.4%
Defense................................      1.6%
Drugs..................................      3.5%
Electrical.............................      0.6%
Electrical & Electronics...............      1.8%
Electronic Components..................      2.2%
Energy Sources.........................      3.3%
Financial Services.....................      4.2%
Food & Household.......................      1.4%
Forest Products........................      0.5%
Health Care............................      6.2%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Health/Multi-Industry..................      2.2%
Hospitals..............................      0.6%
Industrial Components..................      3.0%
Insurance..............................      3.1%
Investments............................      0.9%
Leisure & Tourism......................      2.7%
Machinery & Engineering................      2.2%
Medical Supplies.......................      1.8%
Merchandising..........................      6.3%
Metals-Nonferrous......................      0.9%
Oil....................................      2.2%
Real Estate............................      1.1%
Recreation.............................      1.5%
Retailing -- Foods.....................      0.5%
Retailing -- Goods.....................      0.9%
Semiconductors/Components..............      1.4%
Semiconductors/Suppliers...............      0.5%
Technology/Multi-Industry..............      1.1%
Telecommunications.....................      6.0%
Telephone Utilities....................      0.4%
Textiles & Apparel.....................      0.6%
Utilities..............................      1.5%
Other Assets in Excess of
  Liabilities..........................      4.8%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $26,836,062).........    $  27,556,931
    Cash....................................................          973,437
    Receivables:
         Dividends..........................................           69,318
         Interest...........................................            3,068
         Investment securities sold.........................        1,817,553
    Prepaid expenses........................................           14,105
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL ASSETS...................................       30,434,412
                                                                -------------
-----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................        1,388,909
         Fund shares redeemed...............................           12,890
         Due to affiliates..................................           22,720
         Net unrealized depreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................            2,675
    Accrued expenses........................................           63,600
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        1,490,794
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS..................................................    $  28,943,618
                                                                =============
SHARES OUTSTANDING..........................................        1,466,340
                                                                =============
NET ASSETS VALUE PER SHARE..................................    $       19.74
                                                                =============
=============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2001:
    Paid-in capital.........................................    $  42,365,447
    Undistributed net investment gain.......................            2,727
    Undistributed net realized loss.........................      (13,976,384)
    Undistributed net realized foreign exchange loss........         (161,414)
    Unrealized foreign exchange loss........................           (7,627)
    Unrealized appreciation on investments..................          720,869
                                                                -------------
             NET ASSETS.....................................    $  28,943,618
                                                                =============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD JANUARY 1, 2001 THROUGH JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Income:
         Dividends (Net of non-reclaimable taxes of
          $23,364)..........................................    $   311,049
         Interest...........................................         48,956
                                                                -----------
----------------------------------------------------------------------------
           Total income.....................................        360,005
                                                                -----------
----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        255,213
         Administration fee.................................         57,000
         Professional fees..................................         22,448
         Federal and state registration fees................          7,452
         Custodian fee......................................         62,118
         Transfer agent fees................................         23,402
         Trustees' fees.....................................          2,698
         Miscellaneous......................................         37,013
                                                                -----------
         Total expenses before fees waived and
          reimbursements....................................        467,344
                                                                -----------
----------------------------------------------------------------------------
         Administration fee waived..........................        (32,828)
         Transfer agent fees waived.........................         (6,200)
         Expense reimbursement from advisor.................        (71,038)
                                                                -----------
           Total expenses net of fees waived and
           reimbursements...................................        357,278
                                                                -----------
----------------------------------------------------------------------------
             Net investment income..........................          2,727
                                                                -----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss from security transactions............     (6,617,775)
    Net realized foreign exchange loss......................       (161,414)
    Net change in unrealized foreign exchange loss..........          3,796
    Net change in unrealized appreciation of investments....     (2,351,829)
                                                                -----------
----------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................     (9,127,222)
                                                                -----------
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(9,124,495)
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the six
                                                                  month period
                                                                January 1, 2001
                                                                    through           For the year
                                                                 June 30, 2001            ended
                                                                  (unaudited)       December 31, 2000
-----------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS:
    Operations:
         Net investment income (loss).......................      $      2,727        $    (651,594)
         Net realized and unrealized loss on investments....        (9,127,222)         (14,726,969)
                                                                  ------------        -------------
-----------------------------------------------------------------------------------------------------
             Net decrease in net assets resulting from
               operations...................................        (9,124,495)         (15,378,563)
                                                                  ------------        -------------
-----------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                --                   --
         Capital gains......................................                --             (837,159)
                                                                  ------------        -------------
             Total distributions to shareholders............                --             (837,159)
                                                                  ------------        -------------
-----------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................         4,492,165          160,830,347
         Reinvestment of distributions......................                --              832,293
         Cost of shares redeemed............................        (8,523,086)        (125,345,174)
                                                                  ------------        -------------
             Net increase (decrease) in net assets derived
               from capital share transactions..............        (4,030,921)          36,317,466
                                                                  ------------        -------------
             Total increase (decrease) in net assets........       (13,155,416)          20,101,744
                                                                  ------------        -------------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------
    Beginning of period.....................................      $ 42,099,034        $  21,997,290
                                                                  ------------        -------------
    End of period...........................................      $ 28,943,618        $  42,099,034
                                                                  ============        =============
=====================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................           199,282            4,306,545
         Shares reinvested..................................                --               32,845
         Shares redeemed....................................          (383,351)          (3,504,105)
                                                                  ------------        -------------
             Net increase(decrease) from capital share
               transactions.................................          (184,069)             835,285
                                                                  ============        =============
=====================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                      For the six
                                                      month period
                                                    January 1, 2001
                                                        through          For the year        For the year
                                                     June 30, 2001           ended               ended
                                                      (unaudited)      December 31, 2000   December 31, 1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............     $ 25.51             $ 26.99             $ 10.00
                                                       -------             -------             -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss.............................          --               (0.39)              (0.11)
  Net realized and unrealized gain (loss) on
    investments...................................       (5.77)              (0.60)              17.10
                                                       -------             -------             -------
         Total income (loss) from investment
           operations.............................       (5.77)              (0.99)              16.99
                                                       -------             -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income............          --                  --                  --
  Distributions from capital gains................          --               (0.49)                 --
                                                       -------             -------             -------
         Total distributions......................          --               (0.49)                 --
                                                       -------             -------             -------
Net asset value, end of period....................     $ 19.74             $ 25.51             $ 26.99
                                                       =======             =======             =======
         Total Return.............................      (22.62)%**           (3.64)%            169.90%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)............     $28,944             $42,099             $21,997
  Ratio of expenses to average net assets.........        2.10%*+             2.04%+              2.10%+
  Ratio of net investment income (loss) to average
    net assets....................................        0.02%*+            (1.21)%+            (1.26)%+
  Portfolio turnover..............................      312.23%**           500.76%             214.90%
  Annualized portfolio turnover...................      629.64%             500.76%             214.90%

--------------------------------------------------------------------------------
 * Annualized
** Not Annualized
+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first forty-two months of its operations. For the period from December 31, 1998 (the commencement of operations) through June 30, 2002 the Fund's operating expense cap will be 2.10% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
        DRIEHAUS ASIA PACIFIC GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the six months ended June 30, 2001, the Driehaus Asia Pacific Growth Fund returned -13.83%. This compares with a return of -6.85% for the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index and -6.95% for the Lipper Pacific Region Fund Index for the same period.

    Since the fund's inception on December 31, 1997 through June 30, 2001, the Driehaus Asia Pacific Growth Fund posted an annualized return of 25.08%, compared with 2.50% for the MSCI All Country Asia Pacific Index and 1.28% for the Lipper Pacific Region Fund Index over the same time.(1)

    At the beginning of 2001, the U.S. Federal Reserve initiated an aggressive program of interest rate cutting designed to offset the slowdown in the American economy. These rate cuts, which totaled 275 basis points by June 2001, prompted a global sell-off in defensive growth stocks during the first quarter. The fund's overweighting of defensive stocks, as well as our underweighting of new economy shares, at the start of the year negatively impacted the fund's performance during the first quarter and resulted in underperformance relative to our benchmark for the first half of 2001.

    We have subsequently focused on broadly diversifying the fund by identifying new growth opportunities across all sectors and new themes that can lead the market recovery. During this time, we cut our allocations to areas such as healthcare and transportation, while increasing our exposure to technology, basic industries, and consumer durables, especially autos. While the technology recovery appears to be delayed indefinitely due in part to supply/demand dynamics, we believe that cyclical industries such as paper and commodities, which are closely linked to the U.S. economy, are poised to benefit from the eventual recovery there. Consumer sectors have also continued to perform well, supported by consumer spending that has remained resilient in South Korea and China.

    During the first six months of 2001, the best performing markets in the Asia Pacific region were South Korea and Thailand, and the fund benefited from increased exposure to both of these countries. Given its close ties to the American economy, South Korea stands to benefit the most of any Asian country from the aggressive rate-cutting in the U.S. The recent cuts helped the South Korean economy by reducing the debt level and interest burden of this overleveraged country, and improvement in U.S. demand should further boost South Korean markets. This is especially evident in the auto sector, where the South Korean share of the U.S. market has grown from less than 1% in 1998 to more than 3% currently, both at the low end of the market as well as in the SUV and luxury vehicle categories. During the first half of 2001, the fund, which already had a sizable investment in Chinese auto companies, increased its allocation to this sector by adding both South Korean and Japanese automakers. In Thailand, the outlook for the country's economy continued to improve, as the new government took a more proactive approach to cleaning up problem loans in the banking sector. In addition to increasing our holdings of export-oriented companies such as automakers, we also added several domestic consumer plays in both South Korea and Thailand, in expectation that the U.S. rate cuts will benefit these stocks.

    Although Japan remained our largest country weighting during the first half of 2001, the fund continued to maintain an underweighted position in this country relative to the MSCI All Country Asia Pacific Index, where Japan accounts for approximately 70%. The best illustration of the reason for this underweighting can be found in the difference between the forecasted growth for Japan (-0.8%) in 2001 and that of southeast Asia (4.5%). While the efforts of the new prime minister have sparked some renewed optimism about potential restructuring in Japan, we continue to take a cautious view of a situation that has lingered since 1989. Over the long term, we believe that South Korea, China, and Southeast Asia all offer more promising growth potential than Japan.

    China, for one, has done a better job of restructuring, both from a corporate standpoint, as it streamlines the country's workforce, and from a financial perspective, with deregulation of its securities industry and other reforms intended to open the Chinese and Hong Kong stock markets to more investors, both foreign and domestic. In view of China's rapid growth and future potential, especially with its planned entry into the World Trade Organization
(WTO) this year, the fund has taken an overweighted position in Chinese shares.

    We continue to see kernels of change in the Asia Pacific region that bode well for the future: the successful introduction of REITs in Japan, signs of progress on financial deregulation in Japan and South Korea, the prospect that WTO membership will lead to new investment opportunities in China and Hong Kong. However, the region's prospects remain heavily dependent on improvement in the U.S. growth outlook, especially the technology sector, and/or restructuring and deregulation of the economies within the region. If either of these happens sooner than anticipated, we can expect to see these markets perform well. In the current environment, we are focusing on longer term growth trends, balancing fundamental stock selection with sector strategies.

Sincerely,

/s/ Eric J. Ritter
Eric J. Ritter, CFA
Portfolio Manager
August 20, 2001

---------------

(1) During these periods, the adviser reimbursed a portion of the fund's expenses; otherwise, the fund's returns may have been lower.

                       DRIEHAUS ASIA PACIFIC GROWTH FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/01
--------------------------------------------------------------------------------

                                                   DRIEHAUS ASIA            MSCI
                                                   PACIFIC GROWTH       ALL COUNTRY          LIPPER PACIFIC
                                                        FUND            ASIA PACIFIC          REGION FUND
                                                      (DRAPX)              INDEX                 INDEX
                                                   --------------       ------------         --------------
  One Year                                            -28.56%             -28.98%               -29.42%
  Three Years                                          37.06%               5.59%                 5.60%
  Since Inception (12/31/97 -- 6/30/01)                25.08%               2.50%                 1.28%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE GRAPH]

                                                                              MSCI ALL COUNTRY ASIA       LIPPER PACIFIC REGION
                                                          DRAPX                   PACIFIC INDEX                FUND INDEX
                                                          -----               ---------------------       ---------------------
Dec 1997                                                10000.00                    10000.00                    10000.00
                                                         9950.00                    10462.00                    10282.00
                                                         8500.00                     9261.00                     8880.00
                                                         8300.00                     8058.00                     8081.00
Dec 1998                                                 9900.00                    10203.00                     9705.00
                                                        12160.00                    11336.00                    10443.00
                                                        16940.00                    12932.00                    12887.00
                                                        21940.00                    13984.00                    13647.00
Dec 1999                                                36084.00                    16290.00                    17308.00
                                                        38271.00                    16455.00                    16825.00
                                                        30635.00                    15352.00                    14815.00
                                                        26679.00                    13526.00                    13055.00
Dec 2000                                                25399.00                    11704.00                    11237.00
                                                        21857.00                    10827.00                    10193.00
Jun 2001                                                21886.00                    10903.00                    10456.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1997, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index with dividends reinvested and the Lipper Pacific Region Fund Index with dividends reinvested for the same period.

    The MSCI All Country Asia Pacific Index is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 Asian and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper Pacific Region Fund Index is an equally weighted managed index of the 10 largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 92.9%
----------------------------------------------------------
FAR EAST -- 92.9%
  JAPAN -- 45.5%
    Alps Electric Co., Ltd. .....     13,000   $   121,124
    Asahi Glass Co., Ltd. .......     28,000       232,593
    Asahi Pretec Corp. ..........         15       168,383
    Bank Of Kyoto, Ltd. .........     21,000       103,556
    Canon, Inc. .................      8,000       323,296
    Chubu Electric Power Co.,
      Inc. ......................      7,000       148,738
    Colin Corp. .................      4,200       495,047
    Corona Corp. ................      4,600       110,652
    Daiki Aluminum Industry Co.,
      Ltd. ......................     70,000       201,498
    Dodwell BMS, Ltd. ...........     13,000       114,661
    Drake Beam Morin-Japan,
      Inc. ......................      2,100       162,490
    Fuji Photo Film Co., Ltd. ...      7,000       301,967
    Hokuto Corp. ................      3,800       148,081
    Honda Motor Co.,
      Ltd. -- ADR................      2,200       193,578
    Ito-Yokado Co., Ltd. ........      2,000        92,210
    Kansai Electric Power Co.,
      Inc. ......................     15,600       264,554
    Konami Co., Ltd. ............      3,700       168,808
    Kubota Corp. ................     54,000       214,761
    Meidensha Corp.**............     34,000       115,591
    Mitsui & Co., Ltd. ..........     20,000       134,546
    Mitsumura Printing Co.,
      Ltd. ......................     24,000       100,837
    NEC Corp. ...................     13,000       175,640
    Nintendo Co., Ltd. ..........      2,100       382,230
    Nissin Co., Ltd. ............     18,800       367,813
    Nissin Kogyo Co., Ltd. ......      3,000       114,982
    NTT Docomo, Inc. ............         11       191,395
    OBIC Co., Ltd. ..............        800       180,186
    Oji Paper Co., Ltd. .........     40,000       197,890
    Okamura Corp. ...............     22,000       113,779
    Okasan Securities Co.,
      Ltd. ......................     16,000        85,442
    Oriental Land Co., Ltd. .....      5,300       393,519
    Osaka Gas Co., Ltd. .........     52,000       167,613
    Paris Miki, Inc. ............      3,000        89,484
    Promise Co., Ltd. ...........      1,100        90,670
    Ricoh Co., Ltd. .............     16,000       345,105
    Rohm Co., Ltd. ..............        900       139,854
    Sammy Corp. .................      1,900       103,596
    Sankyo Co., Ltd. ............      4,000        72,164
    Seino Transportation Co.,
      Ltd. ......................     18,000       117,050
    Sharp Corp. .................      9,000       122,679
    Showa Corp. .................     55,000       449,825
    SMC Corp. ...................        800        85,635
    Takuma Co., Ltd. ............     25,000       250,570

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
    Toppan Forms Co., Ltd. ......     22,400   $   376,280
    Toppan Printing Co., Ltd. ...     27,000       277,760
    Toray Industries, Inc. ......     38,000       151,737
    Toshiba Corp. ...............     37,000       195,509
    USS Co., Ltd. ...............      9,300       340,038
    Welfide Corp. ...............     21,000       216,204
                                               -----------
                                                 9,711,620
                                               -----------
  AUSTRALIA -- 14.1%
    Amcor, Ltd. .................     55,120       185,406
    Australia & New Zealand
      Banking Group, Ltd. .......     24,070       206,739
    Billabong International,
      Ltd. ......................     29,580        79,658
    Boral, Ltd. .................    113,900       166,503
    Collection House, Ltd. ......     39,000       104,769
    Commonwealth Bank of
      Australia..................     13,220       229,393
    Futuris Corp., Ltd. .........     87,790       119,547
    Leighton Holdings, Ltd. .....     37,125       157,511
    Metcash Trading, Ltd. .......    310,295       206,540
    News Corp., Ltd. -- ADR......      2,600        96,590
    Normandy Mining, Ltd. .......    325,500       205,083
    Orion Energy, Ltd. ..........     70,715       107,793
    Renewable Energy Corp.,
      Ltd.**.....................    287,080       329,662
    Sons of Gwalia, Ltd. ........     56,973       262,563
    Suncorp-Metway, Ltd. ........      6,800        51,841
    Wesfarmers, Ltd. ............     24,400       336,107
    Woodside Petroleum, Ltd. ....     19,233       160,464
                                               -----------
                                                 3,006,169
                                               -----------
  HONG KONG -- 10.2%
    Bank Of East Asia, Ltd. .....     73,400       170,334
    Chaoda Modern Agriculture
      Holdings, Ltd.**...........    856,000       211,815
    China Everbright, Ltd. ......     94,000        87,376
    China Mobile,
      Ltd. -- ADR**..............      8,400       225,036
    China Rare Earth Holdings,
      Ltd. ......................    308,000       108,595
    Cosco Pacific, Ltd. .........    202,000       133,378
    Denway Motors, Ltd.**........  1,028,200       369,115
    Global Bio-chem Technology
      Group Co., Ltd.**..........  1,334,000       273,654
    Hang Lung Development Co.,
      Ltd. ......................    109,000       105,511
    Legend Holdings, Ltd. .......    104,000        58,336
    Sun Hung Kai Properties,
      Ltd. ......................     20,000       180,137
    Texwinca Holdings, Ltd. .....    638,000       243,351
                                               -----------
                                                 2,166,638
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
  SOUTH KOREA -- 10.1%
    Hana Bank....................     24,200   $   176,784
    Hyundai Mobis................     40,650       437,616
    Hyundai Motor Co., Ltd. .....     19,290       419,782
    Kumgang Korea Chemical Co.,
      Ltd. ......................      1,840       104,560
    LG Household & Health Care,
      Ltd.**.....................      8,740       197,926
    Lotte Chilsung Beverage Co.,
      Ltd. ......................      1,470       215,902
    Samyoung Heat Exchanger
      Co. .......................     13,700       337,113
    Shinsegae Co., Ltd. .........      3,570       258,048
                                               -----------
                                                 2,147,731
                                               -----------
  THAILAND -- 2.7%
    Advanced Info Service Public
      Co., Ltd. (Foreign)........     22,500       239,518
    Charoen Pokphand Foods Public
      Co., Ltd. (Foreign)........    126,545       139,741
    Land And House Public Co.,
      Ltd. (Foreign)**...........    161,800        98,270
    Siam Cement Public Co., Ltd.
      (Foreign)**................      9,800       106,055
                                               -----------
                                                   583,584
                                               -----------
  SINGAPORE -- 2.6%
    Elec & Eltek International
      Co., Ltd. .................     29,103        87,891
    Overseas Union Bank, Ltd. ...     50,000       259,338
    Sembcorp Marine, Ltd. .......    216,000       114,405
    Singapore Technologies
      Engineering, Ltd. .........     73,000       103,373
                                               -----------
                                                   565,007
                                               -----------
  TAIWAN -- 2.3%
    Accton Technology Corp.**....     82,000        98,365
    Acer Display Technology,
      Inc.**.....................    108,000       102,263
    Macronix International Co.,
      Ltd -- ADR**...............      8,000        84,600
    Taiwan Semiconductor
      Manufacturing Co.,
      Ltd.**.....................     85,400       158,751
    Taiwan Semiconductor
      Manufacturing Co., Ltd. --
      ADR**......................      3,500        53,165
                                               -----------
                                                   497,144
                                               -----------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
  INDIA -- 2.0%
    Dr. Reddy's Laboratories,
      Ltd. -- ADR**..............     17,500   $   324,625
    ITC, Ltd. -- GDR.............      5,800       106,575
                                               -----------
                                                   431,200
                                               -----------
  NEW ZEALAND -- 1.2%
    Fisher & Paykel Industries,
      Ltd. ......................     56,345       267,185
                                               -----------
  CHINA -- 1.1%
    AsiaInfo Holdings, Inc. --
      ADR**......................      5,940       117,315
    Travelsky Technology, Ltd. --
      H**........................    109,000       110,403
                                               -----------
                                                   227,718
                                               -----------
  MALAYSIA -- 0.6%
    Berjaya Sports Toto Berhad...    118,000       119,247
                                               -----------
  INDONESIA -- 0.5%
    PT Medco Energi International
      Tbk........................  1,013,500        97,883
                                               -----------
    Total Far East...............               19,821,126
                                               -----------
    Total Equity Securities (Cost
      $19,358,950)...............               19,821,126
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $19,358,950).................      92.9%   $19,821,126
  Other Assets in Excess of
    Liabilities..................       7.1%     1,512,880
                                   ---------   -----------
Net Assets.......................     100.0%   $21,334,006
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis.......................................   $19,358,950
                                               ===========
Gross Appreciation..........................   $ 1,172,683
Gross Depreciation..........................      (710,507)
                                               -----------
  Net Appreciation..........................   $   462,176
                                               ===========

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Appliances..............................      2.2%
Automobiles.............................      6.4%
Automotive Manufacturing................      0.9%
Banking.................................      5.7%
Broadcast & Publishing Services.........      0.5%
Building Materials......................      2.3%
Business & Publishing Services..........      3.7%
Chemicals...............................      2.3%
Communications..........................      0.5%
Computer Manufacturers..................      0.2%
Construction............................      0.7%
Consumer Services/Multi-Industry........      0.6%
Data Processing.........................      3.1%
Drugs...................................      1.5%
Electrical & Electronics................      2.8%
Electronic Components...................      3.9%
Energy Equipment........................      1.5%
Energy Sources..........................      1.7%
Finance/Multi-Industry..................      0.4%
Financial Services......................      3.0%
Food & Household........................      4.7%
Forest Products.........................      2.8%
Gold Mining.............................      2.2%

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Health Care.............................      1.4%
Industrial Components...................      2.6%
International Trading...................      0.6%
Leisure & Tourism.......................      2.4%
Machinery & Engineering.................      3.6%
Medical Supplies........................      2.3%
Merchandising...........................      3.0%
Metals-Nonferrous.......................      3.0%
Miscellaneous Materials.................      1.9%
Office Products.........................      1.8%
Other Computers.........................      0.8%
Real Estate.............................      1.8%
Recreation..............................      3.2%
Software & EDP Services.................      1.9%
Technology/Multi-Industry...............      0.7%
Telecommunications......................      2.0%
Telephone Utilities.....................      1.1%
Textiles & Apparel......................      1.5%
Tobacco.................................      0.5%
Transportation -- R & R.................      0.5%
Utilities...............................      2.7%
Other Assets in Excess of Liabilities...      7.1%
                                            ------
TOTAL...................................    100.0%
                                            ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $19,358,950).........    $19,821,126
    Foreign currency (Cost $253,238)........................        250,032
    Cash....................................................      2,018,732
    Receivables:
         Dividends..........................................         13,981
         Interest...........................................          4,814
         Investment securities sold.........................      1,411,469
         Fund shares sold...................................          5,000
    Prepaid expenses........................................         13,855
    Deferred organizational costs...........................          8,852
                                                                -----------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................     23,547,861
                                                                -----------
----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................      2,127,071
         Fund shares redeemed...............................          6,751
         Due to affiliates..................................         20,312
         Net unrealized depreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................            422
         Foreign taxes......................................          1,418
    Accrued expenses........................................         57,881
                                                                -----------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................      2,213,855
                                                                -----------
----------------------------------------------------------------------------
NET ASSETS..................................................    $21,334,006
                                                                ===========
SHARES OUTSTANDING..........................................      1,432,787
                                                                ===========
NET ASSETS VALUE PER SHARE..................................    $     14.89
                                                                ===========
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2001:
    Paid-in capital.........................................    $23,537,967
    Undistributed net investment loss.......................        (90,083)
    Undistributed net realized loss.........................     (2,438,344)
    Undistributed net realized foreign exchange loss........       (141,354)
    Unrealized foreign exchange gain........................          3,644
    Unrealized appreciation on investments..................        462,176
                                                                -----------
             NET ASSETS.....................................    $21,334,006
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD JANUARY 1, 2001 THROUGH JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $8,026)...........................................    $    97,972
         Interest...........................................         36,041
         Other..............................................            906
                                                                -----------
----------------------------------------------------------------------------
           Total income.....................................        134,919
                                                                -----------
----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        135,015
         Administration fee.................................         57,000
         Professional fees..................................         20,280
         Federal and state registration fees................          8,463
         Custodian fee......................................         55,095
         Transfer agent fees................................         20,117
         Trustees' fees.....................................          2,354
         Amortization of organization costs.................          2,858
         Miscellaneous......................................         45,778
                                                                -----------
         Total expenses before reimbursements...............        346,960
                                                                -----------
----------------------------------------------------------------------------
         Expense reimbursement from advisor.................       (121,958)
                                                                -----------
           Total expenses net of reimbursements.............        225,002
                                                                -----------
----------------------------------------------------------------------------
             Net investment loss............................        (90,083)
                                                                -----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss from security transactions............     (2,328,613)
    Net realized foreign exchange loss......................       (141,354)
    Net change in unrealized foreign exchange loss..........         43,734
    Net change in unrealized appreciation of investments....       (444,801)
                                                                -----------
----------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................     (2,871,034)
                                                                -----------
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(2,961,117)
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the six
                                                                 month period
                                                                January 1, 2001
                                                                    through          For the year
                                                                 June 30, 2001           ended
                                                                  (unaudited)      December 31, 2000
----------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS:
    Operations:
         Net investment loss................................      $   (90,083)       $    (249,367)
         Net realized and unrealized loss on investments....       (2,871,034)         (10,228,037)
                                                                  -----------        -------------
----------------------------------------------------------------------------------------------------
             Net decrease in net assets resulting from
               operations...................................       (2,961,117)         (10,477,404)
                                                                  -----------        -------------
----------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................               --                   --
         Capital gains......................................               --           (4,280,849)
                                                                  -----------        -------------
             Total distributions to shareholders............               --           (4,280,849)
                                                                  -----------        -------------
----------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................       11,757,062          148,256,728
         Reinvestment of distributions......................               --            4,261,874
         Cost of shares redeemed............................       (6,516,962)        (148,737,389)
                                                                  -----------        -------------
             Net increase in net assets derived from capital
               share transactions...........................        5,240,100            3,781,213
                                                                  -----------        -------------
             Total increase (decrease) in net assets........        2,278,983          (10,977,040)
                                                                  -----------        -------------
----------------------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------------------
    Beginning of period.....................................      $19,055,023        $  30,032,063
                                                                  -----------        -------------
    End of period...........................................      $21,334,006        $  19,055,023
                                                                  ===========        =============
====================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................          747,065            5,366,948
         Shares reinvested..................................               --              237,828
         Shares redeemed....................................         (417,201)          (5,464,594)
                                                                  -----------        -------------
             Net increase from capital share transactions...          329,864              140,182
                                                                  ===========        =============
====================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                    For the period
                                       For the six                                                     from the
                                       month period                                 For the three    commencement
                                        January 1,                                  month period    of operations
                                           2001                                      October 1,      December 31,
                                         through      For the year   For the year       1998             1997
                                         June 30,        ended          ended          through         through
                                           2001       December 31,   December 31,   December 31,    September 30,
                                       (unaudited)        2000           1999           1998             1998
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.............................    $ 17.28        $ 31.19        $  9.90         $  8.30          $ 10.00
                                         -------        -------        -------         -------          -------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
  Net investment loss................      (0.06)         (0.23)         (0.23)          (0.04)           (0.02)
  Net realized and unrealized gain
    (loss) on investments............      (2.33)         (8.83)         25.85            1.64            (1.68)
                                         -------        -------        -------         -------          -------
        Total income (loss) from
          investment operations......      (2.39)         (9.06)         25.62            1.60            (1.70)
                                         -------        -------        -------         -------          -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income...........................         --             --             --              --               --
  Distributions from capital gains...         --          (4.85)         (4.33)             --               --
                                         -------        -------        -------         -------          -------
        Total distributions..........         --          (4.85)         (4.33)             --               --
                                         -------        -------        -------         -------          -------
Net asset value, end of period.......    $ 14.89        $ 17.28        $ 31.19         $  9.90          $  8.30
                                         =======        =======        =======         =======          =======
        Total Return.................     (13.83)%**     (29.61)%       264.49%          19.28%**        (17.00)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's)...........................    $21,334        $19,055        $30,032         $ 4,965          $ 3,582
  Ratio of expenses to average net
    assets...........................       2.50%*+        2.36%+         2.60%+          2.95%*+          2.95%*+
  Ratio of net investment loss to
    average net assets...............      (1.00)%*+      (0.76)%+       (1.88)%+        (2.64)%*+        (0.45)%*+
  Portfolio turnover.................     317.56%**      648.73%        362.55%          92.40%**        283.59%**
  Annualized portfolio turnover......     640.39%        648.73%        362.55%         366.60%          379.16%

--------------------------------------------------------------------------------
 * Annualized
** Not Annualized
+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1997 (commencement of operations) through December 31, 2000. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.95% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.50% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
      DRIEHAUS EMERGING MARKETS GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the six months ended June 30, 2001, the Driehaus Emerging Markets Growth Fund returned -3.02%. This compares with a return of -1.71% for the Morgan Stanley Capital International (MSCI) Emerging Markets Index and -1.19% for the Lipper Emerging Markets Fund Index for the same period.

    Since the fund's inception on December 31, 1997 through June 30, 2001, the Driehaus Emerging Markets Growth Fund posted an annualized return of 10.11%, compared with -2.76% for the MSCI Emerging Markets Index and -4.74% for the Lipper Emerging Markets Fund Index over the same time.(1)

    Despite negative performance during the first half of 2001, emerging markets as an asset class outperformed the more mature markets, including the U.S., as emerging economies in general benefited from positive political and financial changes. Given the expectation that the U.S. could be the first country to see an economic recovery, emerging markets with exports tied to the U.S. growth cycle, such as Mexico, South Korea, and Thailand, performed especially well, and the fund's increased weightings in each of these markets helped performance during this period.

    From a sector perspective, the fund was very defensively focused at the beginning of the year, with overweightings in consumer growth stocks, such as food and beverages and retailing, and in financial services. At the same time, the fund was underweighted in technology, with a sector allocation of less than 10% versus 20% for the MSCI Emerging Markets Index, and in other more economically sensitive areas. As the U.S. Federal Reserve embarked on an aggressive program of interest rate cuts in January 2001, the technology sector, particularly semiconductors and personal computers, enjoyed a major bounce, with investors anticipating, rightly or wrongly, that Fed action would translate to economic recovery in the second half of 2001. During this time, the fund's relative weightings in these industries hurt performance. We have subsequently worked to achieve more balance in the fund, selectively adding technology and telecommunications names, which together now represent approximately 30% of the fund. Our heaviest weighting remained the financial sector, based on the lower interest rate environment as well as specific developments in the financial markets of countries such as Mexico and China.

    On a regional basis, a major focus during the first half of 2001 was the positive story in Mexico and the continuing financial troubles in Argentina. During this period, several factors prompted us to increase the fund's exposure to Mexico. First, the country's economy is closely correlated with the U.S. economic cycle, and expectations are that Mexico will benefit from the easing of interest rates in America even though its exports to the U.S. have declined. Second, the Mexican economy is doing well, as the new government led by President Vicente Fox continues to make progress toward many goals, including political restructuring, financial reform, lower inflation, and a balanced budget. The country's debt ratings have been upgraded to investment grade by one of the major credit rating agencies and loan growth, which had been essentially flat since the "tequila crisis" of 1995, began to improve. In light of these positive developments, the fund has overweighted the Mexican banking sector.

    On the other hand, we cut our exposure to Brazil due to that country's close link to Argentina, which is in danger of defaulting on its debt. Brazil's rising interest rates (18.5% as of June 30, 2001), developing energy crisis, and political in-fighting prior to next year's presidential election also continued to weigh heavily on the Brazilian market.

    In Asia, South Korea was the major success story of the first half of 2001, as the country continued to recover from the Asian financial crisis of 1998. Reduced interest rates boosted consumer confidence, while restructurings streamlined corporate subsidiaries and improved the business environment. Over the first half, we increased our allocation to South Korea to more than 12%, purchasing both domestic consumer plays and export-oriented names. One sector that performed well in both areas was the automotive manufacturing group, which has been taking market share from U.S. automakers based on price and improved quality while benefiting from increased consumer spending within South Korea itself.

    We also increased our exposure to China and Hong Kong, which have been demonstrating robust growth. Several factors indicate that this trend could continue. China's economic cycle appears to be detached from the current global slowdown, and liquidity has increased as the result of changes in monetary policy, sparking a surge in direct investment by foreign companies. In addition, deregulation in the country's securities industry allowed Chinese consumers to invest in markets formerly restricted to foreigners. The fundamentals in China have remained solid, and additions to our portfolio focused on growth names that should benefit from the strengthening Chinese consumer.

    In the coming months, we expect the easing of interest rates in the U.S to continue to benefit those emerging markets most closely tied to the American economic cycle. Meanwhile, our focus remains on identifying stocks that can perform well, both technically and fundamentally, during the current slowdown and as the emerging economies recover.

Sincerely,

/s/ Emery R. Brewer
Emery R. Brewer
Portfolio Manager
August 20, 2001

---------------

(1) During these periods, the adviser reimbursed a portion of the fund's expenses; otherwise, the fund's returns may have been lower.

                     DRIEHAUS EMERGING MARKETS GROWTH FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/01
--------------------------------------------------------------------------------

                                               DRIEHAUS EMERGING
                                                MARKETS GROWTH      MSCI EMERGING     LIPPER EMERGING
                                                 FUND (DREGX)       MARKETS INDEX    MARKETS FUND INDEX
                                               -----------------    -------------    ------------------
  One Year                                          -25.02%            -26.38%            -24.47%
  Three Years                                        13.75%              3.48%              0.55%
  Since Inception (12/31/97 -- 6/30/01)              10.11%             -2.76%             -4.74%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE GRAPH]

                                                                              MSCI EMERGING MARKETS          LIPPER EMERGING
                                                          DREGX                       INDEX                MARKETS FUND INDEX
                                                          -----               ---------------------        ------------------
Dec 1997                                                10000.00                    10000.00                    10000.00
                                                        10550.00                    10722.00                    10512.00
                                                         9520.00                     8183.00                     8300.00
                                                         7560.00                     6504.00                     6331.00
Dec 1998                                                 8730.00                     7679.00                     7313.00
                                                         9380.00                     8663.00                     7894.00
                                                        12230.00                    10926.00                     9880.00
                                                        11480.00                    10374.00                     9190.00
Dec 1999                                                18696.00                    12964.00                    12357.00
                                                        22169.00                    13603.00                    12614.00
                                                        18686.00                    12316.00                    11171.00
                                                        16599.00                    10678.00                     9792.00
Dec 2000                                                14447.00                     9225.00                     8539.00
                                                        13255.00                     8771.00                     7951.00
Jun 2001                                                14011.00                     9067.00                     8437.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1997, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Emerging Markets Index with dividends reinvested and the Lipper Emerging Markets Fund Index with dividends reinvested for the same period.

    The MSCI Emerging Markets Index is a recognized benchmark of Emerging Markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 Emerging Markets countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper Emerging Markets Fund Index is an equally weighted managed index of the 30 largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where "emerging markets" is defined by a country's per-capita GNP or other economic measure. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 95.3%
----------------------------------------------------------
FAR EAST -- 44.5%
  SOUTH KOREA -- 11.2%
    Hana Bank...................      28,130   $   205,494
    Handsome Co., Ltd. .........      50,870       200,280
    Humax Co., Ltd. ............      10,782       158,357
    Hyundai Mobis...............      31,720       341,481
    Hyundai Motor Co., Ltd. ....      15,560       338,611
    Kookmin Bank................      19,610       263,135
    Pacific Corp. ..............       7,040       348,088
    Samsung Electronics Co.,
      Ltd. .....................       2,180       321,857
    Samsung Securities Co.,
      Ltd.**....................       3,880       110,392
    Samyoung Heat Exchanger
      Co. ......................       5,200       127,955
    Shinsegae Co., Ltd. ........       4,770       344,787
                                               -----------
                                                 2,760,437
                                               -----------
  TAIWAN -- 10.8%
    Accton Technology Corp. --
      GDR**.....................       8,078        19,186
    Acer Display Technology,
      Inc.**....................     347,000       328,568
    Asustek Computer, Inc. --
      GDR.......................     133,258       574,339
    Bank Sinopac**..............     614,000       283,559
    Hon Hai Precision Industry
      Co., Ltd. -- GDR..........      27,300       333,060
    Quanta Computer, Inc.**.....     131,000       445,179
    Realtek Semiconductor
      Corp. ....................      44,000       199,368
    Taiwan Semiconductor
      Manufacturing Co., Ltd. --
      ADR**.....................      30,380       461,471
                                               -----------
                                                 2,644,730
                                               -----------
  HONG KONG -- 8.2%
    China Mobile, Ltd.**........      74,500       393,531
    China Rare Earth Holdings,
      Ltd. .....................     644,000       227,062
    Denway Motors, Ltd.**.......   1,283,600       460,800
    Greencool Technology
      Holdings, Ltd. ...........     618,000       245,627
    Kowloon Motor Bus Holdings,
      Ltd. .....................      67,600       222,744
    Roadshow Holdings, Ltd.**...      10,000         3,269
    Shum Yip Investment,
      Ltd. .....................     554,000       175,797
    Texwinca Holdings, Ltd. ....     752,000       286,834
                                               -----------
                                                 2,015,664
                                               -----------

                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
----------------------------------------------------------
  THAILAND -- 5.0%
    Advanced Info Service Public
      Co., Ltd. (Foreign).......      41,100   $   437,520
    Land And House Public Co.,
      Ltd. (Foreign)**..........     711,900       432,375
    National Finance Public Co.,
      Ltd. (Foreign)**..........   1,624,755       355,249
                                               -----------
                                                 1,225,144
                                               -----------
  INDIA -- 3.6%
    Dr. Reddy's Laboratories,
      Ltd. -- ADR**.............      23,100       428,505
    Hindalco Industries, Ltd. --
      GDR.......................       9,581       187,548
    State Bank of India -- GDR..      24,182       268,420
                                               -----------
                                                   884,473
                                               -----------
  MALAYSIA -- 2.5%
    Berjaya Sports Toto
      Berhad....................     170,000       171,797
    Digi.com Berhad**...........     223,000       325,711
    Road Builder (M) Holdings
      Berhad....................     124,000       121,395
                                               -----------
                                                   618,903
                                               -----------
  CHINA -- 2.4%
    AsiaInfo Holdings, Inc. --
      ADR**.....................       6,800       134,300
    Beijing North Star Co.,
      Ltd. -- H.................   1,018,000       300,194
    Yanzhou Coal Mining Co.,
      Ltd. -- H ................     310,000       143,084
                                               -----------
                                                   577,578
                                               -----------
  SINGAPORE -- 0.5%
    Frontline Technologies
      Corp., Ltd.**.............     569,000       113,991
                                               -----------
  PHILIPPINES -- 0.3%
    Petron Corp.**..............   1,860,000        79,476
                                               -----------
    Total Far East..............                10,920,396
                                               -----------
EUROPE -- 13.4%
  RUSSIA -- 5.1%
    LUKOIL -- ADR...............       5,300       254,216
    Mobile Telesystems --
      ADR**.....................       7,610       208,514
    OAO Gazprom -- ADR..........      23,285       257,299
    RAO Unified Energy
      System -- ADR.............       5,200        59,280
    RAO Unified Energy
      System -- GDR.............      30,320       345,648
    YUKOS -- ADR................       2,200       128,944
                                               -----------
                                                 1,253,901
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
----------------------------------------------------------
  GREECE -- 3.3%
    Cosmote Mobile
      Communications SA --
      GDR.......................      24,875   $   446,437
    Folli-Follie SA.............      19,570       366,801
                                               -----------
                                                   813,238
                                               -----------
  POLAND -- 2.2%
    Bank Polska Kasa Opieki
      SA -- GDR**...............      31,049       546,461
                                               -----------
  UNITED KINGDOM -- 1.6%
    Cairn Energy PLC**..........      82,060       395,856
                                               -----------
  ESTONIA -- 1.2%
    Hansabank, Ltd..............      35,600       288,876
                                               -----------
    Total Europe................                 3,298,332
                                               -----------
NORTH AMERICA -- 11.1%
  MEXICO -- 11.1%
    America Movil SA de CV --
      ADR -- L..................      18,800       392,168
    Corporacion Interamericana
      de Entretenimiento SA de
      CV -- B**.................      48,561       197,725
    Embotelladoras Argos SA.....      41,500       114,172
    Grupo Aeroportuario del
      Sureste SA de CV --
      ADR**.....................      14,100       263,670
    Grupo Financiero Inbursa SA
      de CV -- O**..............      79,330       341,339
    Grupo Modelo SA de CV --
      C.........................      86,800       235,933
    Grupo Televisa SA --
      ADR**.....................       5,510       220,455
    Organizacion Soriana SA de
      CV -- B...................      77,900       204,026
    Pepsi-Gemex SA -- GDR --
      A**.......................      62,300       376,292
    Telefonos de Mexico SA de
      CV -- ADR -- L............      10,650       373,709
                                               -----------
                                                 2,719,489
                                               -----------
    Total North America.........                 2,719,489
                                               -----------
SOUTH AMERICA -- 8.9%
  BRAZIL -- 7.7%
    Banco Itau SA (Pref.).......   4,460,000       384,310
    Centrais Geradoras do Sul do
      Brasil SA................. 138,000,000       265,909
    Companhia Vale do Rio Doce
      (Pref.)...................      10,000       230,359
    Empresa Brasileira de
      Aeronautica SA (Pref.)....      25,900       254,240

                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
----------------------------------------------------------
    Tele Nordeste Celular
      Participacoes SA -- ADR...      10,700   $   348,820
    Telemig Celular
      Participacoes SA -- ADR...       9,875       407,838
                                               -----------
                                                 1,891,476
                                               -----------
  CHILE -- 1.2%
    Banco Santander Chile --
      ADR.......................       6,700       115,977
    Embotelladora Andina SA --
      ADR -- A..................      12,600       169,848
                                               -----------
                                                   285,825
                                               -----------
    Total South America.........                 2,177,301
                                               -----------
MIDDLE EAST -- 8.2%
  ISRAEL -- 6.8%
    Check Point Software
      Technologies, Ltd. --
      ADR**.....................       2,500       126,425
    ESC Medical Systems, Ltd. --
      ADR**.....................      11,800       340,430
    Radware, Ltd. -- ADR**......      16,495       297,735
    Taro Pharmaceutical
      Industries,
      Ltd. -- ADR**.............       6,650       582,273
    TTI Team Telecom
      International, Ltd. --
      ADR**.....................      16,325       317,358
                                               -----------
                                                 1,664,221
                                               -----------
  TURKEY -- 1.4%
    Aksa Akrilik Kimya Sanayii
      AS**......................  19,725,000       227,906
    Haci Omer Sabanci Holding
      AS -- ADR.................     121,900       123,850
                                               -----------
                                                   351,756
                                               -----------
    Total Middle East...........                 2,015,977
                                               -----------
AFRICA -- 8.2%
  SOUTH AFRICA -- 8.2%
    Comparex Holdings, Ltd.**...     180,000       250,089
    Energy Africa, Ltd.**.......      66,600       203,242
    Mr. Price Group, Ltd. ......     173,000        87,132
    Murray & Roberts Holdings,
      Ltd.**....................     455,600       356,064
    Sasol, Ltd. ................      36,450       332,797
    Standard Bank Investment
      Corp., Ltd. ..............      91,600       398,847
    Super Group, Ltd. ..........     331,900       379,614
                                               -----------
                                                 2,007,785
                                               -----------
    Total Africa................                 2,007,785
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
----------------------------------------------------------
LATIN AMERICA -- 1.0%
  PANAMA -- 1.0%
    Panamerican Beverages,
      Inc. -- ADR -- A..........      12,300   $   249,690
                                               -----------
    Total Latin America.........                   249,690
                                               -----------
    Total Equity Securities
      (Cost $21,073,412)........                23,388,970
                                               -----------
----------------------------------------------------------
RIGHTS -- 0.0%
----------------------------------------------------------
FAR EAST -- 0.0%
  THAILAND -- 0.0%
    TelecomAsia Corp. Public
      Co., Ltd. (Foreign) --
      Rights**..................      27,883             0
                                               -----------
    Total Rights (Cost $0)......                         0
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $21,073,412)................       95.3%   $23,388,970
  Other Assets in Excess of
    Liabilities.................        4.7%     1,152,324
                                 -----------   -----------
Net Assets......................      100.0%   $24,541,294
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis.......................................   $21,073,412
                                               ===========
Gross Appreciation..........................   $ 2,651,604
Gross Depreciation..........................      (336,046)
                                               -----------
  Net Appreciation..........................   $ 2,315,558
                                               ===========

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Aerospace..............................      1.0%
Automobiles............................      3.3%
Banking................................      6.8%
Basic Industries/Multi-Industry........      1.5%
Beverages..............................      2.6%
Beverages & Tobacco....................      1.4%
Broadcast & Publishing Services........      0.9%
Business & Publishing Services.........      1.0%
Capital Goods/Multi-Industry...........      0.5%
Chemicals..............................      2.8%
Computer Manufacturers.................      6.0%
Construction...........................      0.5%
Drugs..................................      4.1%
Electrical & Electronics...............      1.3%
Electrical Utilities...................      1.6%
Electronic Components..................      4.2%
Energy Sources.........................      3.0%
Finance/Multi-Industry.................      2.3%
Financial Services.....................      5.5%
Gas....................................      1.0%
Industrial Components..................      1.4%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
International Trading..................      0.8%
Leisure & Tourism......................      1.5%
Medical Supplies.......................      1.4%
Merchandising..........................      4.1%
Metals-Nonferrous......................      1.4%
Nonferrous Base Metals.................      1.7%
Oil....................................      1.6%
Other Computers........................      1.3%
Real Estate............................      3.7%
Retailing -- Foods.....................      0.7%
Software & EDP Services................      2.1%
Technology/Multi-Industry..............      1.8%
Telecommunications.....................     10.6%
Telephone Utilities....................      2.9%
Textiles & Apparel.....................      2.1%
Transportation -- Air..................      1.1%
Transportation -- R & R................      0.9%
Trucking...............................      1.5%
Utilities..............................      1.4%
Other Assets in Excess of
  Liabilities..........................      4.7%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $21,073,412).........    $23,388,970
    Foreign currency (Cost $399,783)........................        399,730
    Cash....................................................        615,130
    Receivables:
         Dividends..........................................         68,977
         Interest...........................................          1,213
         Investment securities sold.........................      1,161,040
         Fund shares sold...................................        100,000
    Prepaid expenses........................................         13,520
    Deferred organizational costs...........................          8,852
                                                                -----------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................     25,757,432
                                                                -----------
----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................      1,123,669
         Fund shares redeemed...............................          4,917
         Due to affiliates..................................         22,515
         Net unrealized depreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................            238
         Foreign taxes......................................          2,034
    Accrued expenses........................................         62,765
                                                                -----------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................      1,216,138
                                                                -----------
----------------------------------------------------------------------------
NET ASSETS..................................................    $24,541,294
                                                                ===========
SHARES OUTSTANDING..........................................      1,864,806
                                                                ===========
NET ASSETS VALUE PER SHARE..................................    $     13.16
                                                                ===========
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2001:
    Paid-in capital.........................................    $29,607,484
    Undistributed net investment income.....................         31,020
    Undistributed net realized loss.........................     (7,158,180)
    Undistributed net realized foreign exchange loss........       (254,078)
    Unrealized foreign exchange loss........................           (510)
    Unrealized appreciation on investments..................      2,315,558
                                                                -----------
             NET ASSETS.....................................    $24,541,294
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD JANUARY 1, 2001 THROUGH JUNE 30, 2001
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $18,953)..........................................    $   256,857
         Interest...........................................         20,900
         Other..............................................          9,429
                                                                -----------
----------------------------------------------------------------------------
           Total income.....................................        287,186
                                                                -----------
----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        183,828
         Administration fee.................................         57,000
         Professional fees..................................         21,698
         Federal and state registration fees................          6,586
         Custodian fee......................................         64,487
         Transfer agent fees................................         20,224
         Trustees' fees.....................................          2,572
         Amortization of organization costs.................          2,891
         Miscellaneous......................................         37,454
                                                                -----------
         Total expenses before reimbursements...............        396,740
                                                                -----------
----------------------------------------------------------------------------
         Expense reimbursement from advisor.................        (90,356)
                                                                -----------
           Total expenses net of reimbursements.............        306,384
                                                                -----------
----------------------------------------------------------------------------
             Net investment loss............................        (19,198)
                                                                -----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss from security transactions............     (2,063,347)
    Net realized foreign exchange loss......................       (191,711)
    Net change in unrealized foreign exchange loss..........          1,566
    Net change in unrealized appreciation of investments....      1,535,670
                                                                -----------
----------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................       (717,822)
                                                                -----------
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $  (737,020)
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the six
                                                                 month period
                                                                January 1, 2001
                                                                    through         For the year
                                                                 June 30, 2001          ended
                                                                  (unaudited)     December 31, 2000
---------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS:
    Operations:
         Net investment income (loss).......................      $   (19,198)      $    179,245
         Net realized and unrealized loss on investments....         (717,822)        (8,341,827)
                                                                  -----------       ------------
---------------------------------------------------------------------------------------------------
             Net decrease in net assets resulting from
               operations...................................         (737,020)        (8,162,582)
                                                                  -----------       ------------
---------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................               --                 --
         Capital gains......................................               --         (1,018,955)
                                                                  -----------       ------------
             Total distributions to shareholders............               --         (1,018,955)
                                                                  -----------       ------------
---------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................        3,892,225         33,294,739
         Reinvestment of distributions......................               --          1,017,745
         Cost of shares redeemed............................       (2,772,058)       (11,509,814)
                                                                  -----------       ------------
             Net increase in net assets derived from capital
               share transactions...........................        1,120,167         22,802,670
                                                                  -----------       ------------
             Total increase in net assets...................          383,147         13,621,133
                                                                  -----------       ------------
---------------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------------
    Beginning of period.....................................      $24,158,147       $ 10,537,014
                                                                  -----------       ------------
    End of period...........................................      $24,541,294       $ 24,158,147
                                                                  ===========       ============
===================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................          294,337          1,800,067
         Shares reinvested..................................               --             75,781
         Shares redeemed....................................         (209,657)          (669,548)
                                                                  -----------       ------------
             Net increase from capital share transactions...           84,680          1,206,300
                                                                  ===========       ============
===================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                               For the three      For the period
                                                 For the six                                   month period          from the
                                                month period                                    October 1,         commencement
                                               January 1, 2001   For the year   For the year       1998           of operations
                                                   through          ended          ended          through       December 31, 1997
                                                June 30, 2001    December 31,   December 31,   December 31,          through
                                                 (unaudited)         2000           1999           1998         September 30, 1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........   $  13.57         $  18.36      $   8.73         $  7.56           $ 10.00
                                                 --------         --------      --------         -------           -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)................      (0.01)            0.10         (0.14)          (0.03)            (0.03)
  Net realized and unrealized gain (loss) on
    investments...............................      (0.40)           (4.28)        10.05            1.20             (2.41)
                                                 --------         --------      --------         -------           -------
        Total income (loss) from investment
          operations..........................      (0.41)           (4.18)         9.91            1.17             (2.44)
                                                 --------         --------      --------         -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income........         --               --            --              --                --
  Distributions from capital gains............         --            (0.61)        (0.28)             --                --
                                                 --------         --------      --------         -------           -------
        Total distributions...................         --            (0.61)        (0.28)             --                --
                                                 --------         --------      --------         -------           -------
Net asset value, end of period................   $  13.16         $  13.57      $  18.36         $  8.73           $  7.56
                                                 ========         ========      ========         =======           =======
        Total Return..........................      (3.02)%**       (22.73)%      114.16%          15.48%**         (24.40)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)........   $ 24,541         $ 24,158      $ 10,537         $ 4,028           $ 3,487
  Ratio of expenses to average net assets.....       2.50%*+          2.50%+        2.58%+          2.75%*+           2.75%*+
  Ratio of net investment income (loss) to
    average net assets........................      (0.16)%*+         0.78%+       (1.29)%+        (1.23)%*+         (0.49)%*+
  Portfolio turnover..........................     258.95%**        375.47%       366.53%          82.60%**         261.21%**
  Annualized portfolio turnover...............     522.19%          375.47%       366.53%         327.69%           349.24%

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1997 (commencement of operations) through December 31, 2000. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.75% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.50% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    The DRIEHAUS MUTUAL FUNDS (the "TRUST")is a registered management investment company, organized as a Delaware business trust with five separate series ("FUNDS"). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The five series included in the trust are as follows:

                            Fund                              Commencement of Operations
----------------------------------------------------------------------------------------
*DRIEHAUS INTERNATIONAL GROWTH FUND                                    10/28/96
DRIEHAUS INTERNATIONAL DISCOVERY FUND                                  12/31/98
DRIEHAUS EUROPEAN OPPORTUNITY FUND                                     12/31/98
DRIEHAUS ASIA PACIFIC GROWTH FUND                                      12/31/97
DRIEHAUS EMERGING MARKETS GROWTH FUND                                  12/31/97
----------------------------------------------------------------------------------------

* The DRIEHAUS INTERNATIONAL GROWTH FUND was the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), a Limited Partnership organized on July 1, 1990.

                      ------------------------------------

    The investment objective of the FUNDS is to maximize capital appreciation.

    The DRIEHAUS INTERNATIONAL GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of foreign companies.

    The DRIEHAUS INTERNATIONAL DISCOVERY FUND seeks to achieve its objective by investing primarily in equity securities of foreign companies with market capitalizations of less than $1.5 billion.

    The DRIEHAUS EUROPEAN OPPORTUNITY FUND seeks to achieve its objective by investing primarily in equity securities of European companies.

    The DRIEHAUS ASIA PACIFIC GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of Asia Pacific companies.

    The DRIEHAUS EMERGING MARKETS GROWTH FUND seeks to achieve its objective by investing primarily in the equity securities of Emerging Market companies.

FISCAL YEAR END

    The fiscal year end for the FUNDS is December 31.

SECURITIES VALUATION AND TRANSACTIONS

    Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

    Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

    The FUNDS determine income and expenses, daily. This change in net asset value is allocated daily.

FEDERAL INCOME TAXES

    No provision is made for Federal income taxes since the FUNDS have already elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code and have made and declared all the required distributions to their shareholders in amounts sufficient to relieve the FUNDS from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

    To the extent these book and tax differences are permanent in nature, such amounts are classified among paid-in-capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION

    Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the FUNDS' valuations.

    Net realized foreign exchange gains or losses which are reported by the FUNDS result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

    Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The FUNDS had no portfolio hedges during the six months ended June 30, 2001.

    The FUNDS do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net realized and unrealized gains or losses which result from changes in the market prices of investments.

                      ------------------------------------

DEFERRED ORGANIZATION COSTS

    Organization costs incurred by the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND have been deferred and are amortized over a period of 60 months. The FUNDS' remaining amortization periods for these costs are as follows:

                            Fund                                Remaining Amortization Period
---------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                                         3 Months
DRIEHAUS ASIA PACIFIC GROWTH FUND                                         18 Months
DRIEHAUS EMERGING MARKETS GROWTH FUND                                     18 Months
---------------------------------------------------------------------------------------------

USE OF ESTIMATES

    The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

CURRENT ACCOUNTING MATTERS

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The FUNDS do not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE
   FEES

    Richard H. Driehaus, the Chairman of the Board and President of the TRUST, is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc., a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

    Driehaus Capital Management, Inc. ("DCM") serves as the FUNDS' investment adviser. In return for its services to the FUNDS, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of each FUND'S average net assets.

    Upon commencement of operations, DCM agreed to absorb other operating expenses to the extent necessary to ensure that total operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS EMERGING MARKETS GROWTH FUND will not exceed, 2.50%, 2.10%, 2.95%, and 2.75%, respectively, of the average net assets of each FUND on an annual basis, for the period beginning with the effective date of each FUND'S registration statement through May 31, 1999. Effective June 1, 1999, the current expense caps for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND are 2.40%, 2.10%, 2.50%, and 2.50%, respectively, of the average net assets of each FUND on an annual basis. The expense cap for each FUND will remain at this current rate until June 30, 2002.

                      ------------------------------------

    The expense caps and amounts accrued and payable to DCM during the six months ended June 30, 2001 are as follows:

                                                                          Advisory Fees          Expense Cap
                                                                             Payable             June 1, 1999
                                                                         (included in due             to
                      Fund                           Advisory Fees        to affiliates)        June 30, 2002
--------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                    $1,831,069             $255,984           Not Applicable
DRIEHAUS INTERNATIONAL DISCOVERY FUND                    364,755               59,498               2.40%
DRIEHAUS EUROPEAN OPPORTUNITY FUND                       255,213               22,720               2.10%
DRIEHAUS ASIA PACIFIC GROWTH FUND                        135,015               20,312               2.50%
DRIEHAUS EMERGING MARKETS GROWTH FUND                    183,828               22,515               2.50%
--------------------------------------------------------------------------------------------------------------

    Driehaus Securities Corporation ("DSC") is the FUNDS' distributor.

    DSC also acts as a broker for the FUNDS for domestically traded securities. For the six months ended June 30, 2001, the FUNDS paid the following brokerage commissions:

                                                               Total          Commissions       Shares Traded
                          Fund                              Commissions       Paid to DSC        through DSC
-------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                          $2,748,272         $373,821           7,292,168
DRIEHAUS INTERNATIONAL DISCOVERY FUND                          826,669           40,368           1,264,160
DRIEHAUS EUROPEAN OPPORTUNITY FUND                             487,786           10,776             597,601
DRIEHAUS ASIA PACIFIC GROWTH FUND                              327,529           16,862             314,180
DRIEHAUS EMERGING MARKETS GROWTH FUND                          428,819           91,994           1,943,151
-------------------------------------------------------------------------------------------------------------

    A portion of these commissions are, in turn, paid by DSC to third parties for clearing and floor brokerage services.

                      ------------------------------------

    Certain officers of the TRUST are also officers of the Adviser. No such officers received compensation from the FUNDS.

    PFPC Inc., an indirect subsidiary of PNC Bank Corp., serves as the FUNDS' administrative and accounting agent. In compensation for its services, PFPC receives the larger of a monthly minimum fee and a monthly fee based upon average net assets. PFPC has agreed to waive its minimum fees during the first twenty-four months of operations for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND. Subsequent to the respective FUNDS' initial twenty-four month periods of operations, PFPC Inc. has agreed to phase-in their monthly minimum administrative fees for the FUNDS. As of December 31, 2000, the minimum monthly fee has been completely phased-in for the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND.

    For the six months ended June 30, 2001, $22,931 and $32,828 of these fees have been waived by PFPC Inc. for the DRIEHAUS INTERNATIONAL DISCOVERY FUND and the DRIEHAUS EUROPEAN OPPORTUNITY FUND, respectively.

    PFPC Inc. also acts as the transfer agent and dividend dispensing agent for the FUNDS. PFPC Inc. has agreed to waive a portion of its monthly fee for transfer agent service, for the first two years of opera-

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

tions, for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND. For the six months ended June 30, 2001, PFPC, Inc. waived $6,200 for the DRIEHAUS INTERNATIONAL DISCOVERY FUND and the DRIEHAUS EUROPEAN OPPORTUNITY FUND. Subsequent to the respective FUNDS' initial two years of operations, PFPC Inc. has agreed to phase-in that portion of its monthly transfer agency fee which was previously waived. As of June 30, 2001 the minimum monthly fee has been completely phased-in for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND.

                      ------------------------------------

C. DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

    At June 30, 2001, the FUNDS had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At June 30, 2001, the FUNDS' currency transactions are limited to transaction hedges.

    The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

    The FUNDS had the following outstanding contracts at June 30, 2001:

DRIEHAUS INTERNATIONAL GROWTH FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                      Settlement      (Depreciation)
   Sold         Foreign Currency Purchased         Date        at June 30, 2001
---------------------------------------------------------------------------------
 $984,951      8,657,935   Danish Krone         July 2001    $             (1,933)
  515,905        940,178   Singapore Dollar     July 2001                    (166)
                                                             --------------------
                                                             $             (2,099)
---------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                      Settlement      (Depreciation)
Purchased          Foreign Currency Sold           Date        at June 30, 2001
---------------------------------------------------------------------------------
 $250,070        295,228   Euro                 July 2001    $                490
  793,172      6,186,430   Hong Kong Dollar     July 2001                     (40)
  919,899    114,687,685   Japanese Yen         July 2001                     (32)
                                                             --------------------
                                                             $                418
                                                             --------------------
                           Net unrealized depreciation       $             (1,681)
                                                             ====================
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS INTERNATIONAL DISCOVERY FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                      Settlement      (Depreciation)
   Sold         Foreign Currency Purchased         Date        at June 30, 2001
---------------------------------------------------------------------------------
 $410,974        805,960   Australian Dollar    July 2001    $               (350)
277,458          420,960   Canadian Dollar      July 2001                   1,135
280,591          331,270   Euro                 July 2001                    (558)
377,379       47,047,587   Japanese Yen         July 2001                    (498)
468,377        1,149,512   New Zealand Dollar   July 2001                  (5,452)
256,544          467,523   Singapore Dollar     July 2001                     (83)
119,309        1,296,984   Swedish Krona        July 2001                    (228)
310,412       14,054,935   Thailand Baht        July 2001                    (263)
                                                             --------------------
                                                             $             (6,297)
---------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                      Settlement      (Depreciation)
Purchased          Foreign Currency Sold           Date        at June 30, 2001
---------------------------------------------------------------------------------
$  466,869       915,568   Australian Dollar    July 2001    $             (1,149)
   394,820       599,138   Canadian Dollar      July 2001                  (1,595)
   145,505       171,780   Euro                 July 2001                     144
 1,654,658   206,286,308   Japanese Yen         July 2001                   3,928
    87,458       950,739   Swedish Krona        July 2001                     167
                                                             --------------------
                                                             $              1,495
                                                             --------------------
                           Net unrealized depreciation       $             (4,802)
                                                             ====================
---------------------------------------------------------------------------------

DRIEHAUS EUROPEAN OPPORTUNITY FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                      Settlement      (Depreciation)
   Sold         Foreign Currency Purchased         Date        at June 30, 2001
---------------------------------------------------------------------------------
 $589,690        696,191   Euro                 July 2001    $             (1,088)
  364,316        258,375   Pound Sterling       July 2001                    (561)
                                                             --------------------
                                                             $             (1,649)
---------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                      Settlement      (Depreciation)
Purchased          Foreign Currency Sold           Date        at June 30, 2001
---------------------------------------------------------------------------------
 $139,181      1,223,920   Danish Krone         July 2001    $                (20)
  399,477        471,615   Euro                 July 2001                     134
  628,621        445,829   Pound Sterling       July 2001                  (1,209)
   71,536        777,660   Swedish Krona        July 2001                      69
                                                             --------------------
                                                             $             (1,026)
                                                             --------------------
                      Net unrealized depreciation            $             (2,675)
                                                             ====================
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS ASIA PACIFIC GROWTH FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                      Unrealized
                                                                     Appreciation
US Dollars                                          Settlement      (Depreciation)
   Sold           Foreign Currency Purchased           Date        at June 30, 2001
-------------------------------------------------------------------------------------
 $184,521          361,872   Australian Dollar      July 2001    $                 15
  108,137    1,231,682,817   Indonesian Rupiah      July 2001                    (286)
  804,007      100,239,944   Japanese Yen           July 2001                     (23)
  140,549          344,943   New Zealand Dollar     July 2001                  (1,636)
  222,756          405,948   Singapore Dollar       July 2001                     (72)
  138,579        6,274,653   Thailand Baht          July 2001                    (117)
                                                                 --------------------
                                                                 $             (2,119)
-------------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                      Settlement      (Depreciation)
Purchased          Foreign Currency Sold           Date        at June 30, 2001
---------------------------------------------------------------------------------
 $ 85,060        166,812   Australian Dollar    July 2001    $                281
  699,488     87,206,221   Japanese Yen         July 2001                   1,416
                                                             --------------------
                                                             $              1,697
                                                             --------------------
                           Net unrealized depreciation       $               (422)
                                                             ====================
---------------------------------------------------------------------------------

DRIEHAUS EMERGING MARKETS GROWTH FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                      Settlement      (Depreciation)
   Sold         Foreign Currency Purchased         Date        at June 30, 2001
---------------------------------------------------------------------------------
 $62,174          73,404   Euro                 July 2001    $               (124)
  62,000          43,971   Pound Sterling       July 2001                     (95)
                                                             --------------------
                                                             $               (219)
---------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                  Unrealized
                                                                 Appreciation
US Dollars                                      Settlement      (Depreciation)
Purchased          Foreign Currency Sold           Date        at June 30, 2001
---------------------------------------------------------------------------------
 $483,742      3,773,044   Hong Kong Dollar     July 2001    $                (19)
                                                             --------------------
                                                             $                (19)
                                                             --------------------
                           Net unrealized depreciation       $               (238)
                                                             ====================
---------------------------------------------------------------------------------

    The FUNDS occasionally invest in equity participation notes which allow the FUNDS to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At June 30, 2001, the FUNDS held no equity participation notes.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

D. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of investment securities, other than short-term obligations, for the six months ended June 30, 2001, were as follows:

                            Fund                                 Purchases            Sales
-----------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                              $617,244,264       $648,898,312
DRIEHAUS INTERNATIONAL DISCOVERY FUND                            142,347,738        139,030,154
DRIEHAUS EUROPEAN OPPORTUNITY FUND                               102,155,980        107,543,433
DRIEHAUS ASIA PACIFIC GROWTH FUND                                 56,592,767         51,944,376
DRIEHAUS EMERGING MARKETS GROWTH FUND                             61,522,386         60,435,161
-----------------------------------------------------------------------------------------------

E. RESTRICTED SECURITIES

    Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include rule 144A securities which may be sold normally to qualified institutional buyers. At June 30, 2001, the FUNDS held no restricted securities.

F. LINES OF CREDIT

    The FUNDS have a $50 million line of credit consisting of a $25 million committed line and a $25 million uncommitted line. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. At June 30, 2001, the FUNDS had no outstanding borrowings under these lines of credit.

G. OFF BALANCE SHEET RISKS

    The FUNDS' investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

                      ------------------------------------

H. SHAREHOLDER FEES

    On June 28, 2000, the FUNDS' Board of Trustees authorized the adoption of a redemption fee of 2.00% of the redemption amount, for shares redeemed within 60 days of purchase. The fees charged by the FUNDS for the six months ended June 30, 2001 were as follows:

                            Fund                                Redemption Fees
-------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                                  $57,845
DRIEHAUS INTERNATIONAL DISCOVERY FUND                                 1,247
DRIEHAUS EUROPEAN OPPORTUNITY FUND                                    1,687
DRIEHAUS ASIA PACIFIC GROWTH FUND                                     5,969
DRIEHAUS EMERGING MARKETS GROWTH FUND                                   612
-------------------------------------------------------------------------------

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